                                             Registration Statement No. 33-63927
                                                                       811-07411

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         Post-Effective Amendment No. 2

                                       to

                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
              ----------------------------------------------------
                             (Exact Name of Trust)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                              (Name of Depositor)

                 One Tower Square, Hartford, Connecticut  06183
                 ----------------------------------------------
         (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                   Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b)
------

   X      on May 1, 1998 pursuant to paragraph (b)
------

          60 days after filing pursuant to paragraph (a)(1)
------

          on __________ pursuant to paragraph (a)(1) of Rule 485.
------

          this post-effective amendment designates a new effective date for a
------    previously filed post-effective amendment.

          Check the box if it is proposed that this filing will become
------    effective on _______ at _____ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS
                           --------------------------

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------
       1             Cover page
       2             Cover page
       3             Not applicable
       4             The Insurance Company; Distribution
       5             The Travelers Fund UL II for Variable Life Insurance
       6             The Travelers Fund UL II for Variable Life Insurance
       7             Not applicable
       8             Not applicable
       9             Legal Proceedings and Opinion
       10            Prospectus Summary; The Insurance Company; The Travelers Fund UL II for Variable Life Insurance, The Investment
                     Options; The Policy; Transfers of Cash Value; Cash Value and Cash Surrender Value; Voting Rights; Disregard of
                     Voting Rights; Dividends; Lapse and Reinstatement
       11            Prospectus Summary; The Investment Options
       12            Prospectus Summary; The Investment Options
       13            Charges and Deductions; Distribution of the Policies
       14            The Policy
       15            Prospectus Summary; Allocation of Premium Payments
       16            The Investment Options; Allocation of Premium Payments
       17            Prospectus Summary; Right to Cancel Period; Cash Value and Cash Surrender
                        Value; Policy Loans; Exchange Rights
       18            The Investment Options; Charges and Deductions; Federal Tax
                        Considerations; Dividends
       19            Statements to Policy Owners
       20            Not applicable
       21            Policy Loans
       22            Not applicable
       23            Not applicable
       24            Not applicable
       25            The Insurance Company
       26            Not applicable
       27            The Insurance Company
       28            The Insurance Company; Management
       29            The Insurance Company
       30            Not applicable
       31            Not applicable
       32            Not applicable
       33            Not applicable
       34            Not applicable
       35            The Insurance Company; Distribution of the Policies
       36            Not applicable
       37            Not applicable
       38            Distribution of the Policies
       39            The Insurance Company; Distribution of the Policies
       40            Not applicable
       41            The Insurance Company; Distribution of the Policies
       42            Not applicable

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------
       43            Not applicable
       44            Allocation of Premium Payments; Accumulation Unit Values
       45            Not applicable
       46            Cash Value and Cash Surrender Value
       47            The Investment Options
       48            Not applicable
       49            Not applicable
       50            Not applicable
       51            Prospectus Summary; The Insurance Company; The Policy; Death
                     Benefits and Lapse and Reinstatement
       52            The Investment Options; Substitution
       53            Federal Tax Considerations
       54            Not applicable
       55            Not applicable
       56            Not applicable
       57            Not applicable
       58            Not applicable
       59            Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)


             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES







FUND UL II
CAPITAL APPRECIATION FUND
MANAGED ASSETS TRUST                                PROSPECTUSES
MONEY MARKET PORTFOLIO
TRAVELERS SERIES TRUST                              MAY 1, 1998



The Travelers Life and Annuity Company, One Tower Square, Hartford, Connecticut
                       06183 X Telephone: (800) 334-4298

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                           TELEPHONE: (800) 334-4298

                          THE TRAVELERS MARKETLIFE(SM)
             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE

                                   PROSPECTUS
                                  MAY 1, 1998


This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Fund UL II for Variable Life Insurance ("Fund UL II"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the mutual funds underlying Fund UL II (the "Investment Options").


The Policy has a Right to Cancel Period during which the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which premium payments have been allocated, and the Policy Owner bears the investment risk for all amounts so allocated. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as set forth in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy subject to the Continuation of Insurance provision of the Policy, or for such longer period as may be provided under the Lapse Protection Guarantee Rider.

A Policy Owner will have two options with respect to the death benefit under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Stated Amount (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). A Policy Owner may also elect to change the death benefit option, subject to certain conditions.

It may not be advantageous to replace your existing life insurance policy or supplement an existing flexible premium variable life insurance policy with the Policy described in this Prospectus.

This Policy may be or become a modified endowment Policy under federal tax law. If it is classified as a modified endowment Policy, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE INVESTMENT OPTIONS. EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


Glossary of Special Terms...................................    4-5
Prospectus Summary..........................................    6-8
The Insurance Company.......................................      9
The Policy..................................................      9
  Policy Application........................................      9
  Beneficiary...............................................     10
  Assignment................................................     10
  Allocation of Premium Payments............................     10
  Right to Cancel...........................................     10
  Statements to Policy Owners...............................     10
Charges and Deductions......................................     11
  Charges Against Premium...................................     11
     Front-End Sales Charge.................................     11
     State Premium Tax Charge...............................     11
  Monthly Deduction Amount..................................     11
     Cost of Insurance Charge...............................     11
     Policy Administrative Charge...........................     11
     Charges for Supplemental Benefit Provisions............     12
  Charges Against the Separate Account......................     12
     Mortality and Expense Risk Charge......................     12
     Administrative Expense Charge..........................     12
  Charges Against the Investment Options....................     12
  Surrender Charges.........................................     12
     Percent of Premium Charge..............................     13
     Per Thousand of Stated Amount Charge...................     13
  Maximum Sales Charges.....................................     13
  Reduction or Elimination of Charges.......................     14
  Transaction Charge........................................     14
Policy Benefits and Rights..................................     14
  Cash Value and Cash Surrender Value.......................     14
  Policy Loans..............................................     14
  Lapse and Reinstatement...................................     15
  Lapse Protection Guarantee Rider..........................     16
  Exchange Rights...........................................     16
Death Benefit...............................................     16
     Changes in Death Benefit Option........................     16
     Payment Options........................................     18
     Limit on Right to Contest and Suicide Exclusion........     19
     Misstatement as to Sex and Age.........................     19
     Changes in Stated Amount...............................     19
     Maturity Benefits and Maturity Extension Rider.........     20

The Separate Account and the Investment Options.............     20
  The Travelers Fund UL II for Variable Life Insurance (Fund
     UL II).................................................     20
  The Investment Options....................................     21
  General...................................................     24
  Accumulation Unit Values..................................     24
  Mixed and Shared Funding..................................     25
  Substitution..............................................     25
  Transfer of Cash Value....................................     25
  Automated Transfers.......................................     26
Performance Information.....................................     26
Example of Policy Charges...................................     29
Miscellaneous...............................................     29
  Voting Rights.............................................     29
  Disregard of Voting Instructions..........................     30
  Policies Sold Prior to May 1, 1998........................     30
  Suspension of Valuation...................................     30
  Dividends.................................................     30
  Distribution..............................................     31
  Legal Proceedings and Opinion.............................     31
  Independent Accountants...................................     31
  Registration Statement....................................     31
Federal Tax Considerations..................................     31
  General...................................................     31
  Tax Status of the Policy..................................     32
  Tax Treatment of Policy Benefits..........................     33
Year 2000 Compliance........................................     35
Management..................................................     36
Senior Officers of the Travelers Life and Annuity Company...     37
Illustrations...............................................     37
Appendix
A -- Annual Minimum Premiums................................     47
B, B(1), B(2) -- Surrender Charges..........................  48-50
C -- Current Monthly Administrative Charge..................  51-52
C(1) -- Guaranteed Monthly Administrative Charge............     53
Financial Statements -- Fund UL II
Financial Statements -- The Travelers Life and Annuity
  Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.


COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.


DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL II.


ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.


SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment experience of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance.


STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

SUMMARY OF MARKETLIFE FEATURES


INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL II:


Capital Appreciation Fund                       TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Dreyfus Stock Index Fund                        Templeton Asset Allocation Fund (Class 1)
Managed Assets Trust                            Templeton Bond Fund (Class 1)
Money Market Portfolio                          Templeton Stock Fund (Class 1)
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:    TRAVELERS SERIES FUND, INC.:
  VIP Equity Income Portfolio                   AIM Capital Appreciation Portfolio
  VIP Growth Portfolio                          Alliance Growth Portfolio
  VIP High Income Portfolio                     MFS Total Return Portfolio
                                                Smith Barney High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND     Smith Barney Large Cap Value Portfolio
  II:
  VIP II Asset Manager Portfolio                TRAVELERS SERIES TRUST:
                                                U.S. Government Securities Portfolio
GREENWICH STREET SERIES FUND:                   Utilities Portfolio
  Total Return Portfoio                         Zero Coupon Bond Portfolio 1998
                                                Zero Coupon Bond Portfolio 2000
                                                Zero Coupon Bond Portfolio 2005

Additional Portfolios may be added from time to time. Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio (formerly "Cash Income Trust"). After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.


RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (p. 10).

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks:

POLICY CHARGES:

     - PREMIUM EXPENSE CHARGE -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%

     This charge pays some distribution expenses and state and local premium taxes (p. 11).

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy administrative charges and charges for optional benefits (p. 11).

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge (p. 12).

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy (p. 12).

ASSET-BASED CHARGES:


     - MORTALITY AND EXPENSE RISK CHARGE -- applied to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and subject to state availability, for policies issued after May 1, 1998 .25% thereafter (p. 12). (For Policies issued after July 12, 1995, and prior to May 1, 1998, the charge for the first fifteen years is .80% and .45% thereafter).



     - ADMINISTRATIVE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter (p. 12).


     - FUND INVESTMENT MANAGEMENT FEES -- the purchase of shares of the Investment Options happens on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.



     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Surrender Value, subject to state approval. After year 13, the Company offers zero net cost loans (p. 15). (For Policies issued before May 1, 1998, the maximum loan allowed is 90% of the Cash Surrender Value.) (See "Policy Loans" (p. 15) for loan impact on coverage and policy values.)


You may cancel a portion of your Policy while the Insured is living and receive a portion of the Cash Surrender Value. You may also cancel the entire Policy to receive the full Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender (p. 12).

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 (p. 25).

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others (p. 26).

LAPSE PROTECTION GUARANTEE RIDER: This guarantees that, regardless of the performance of the Investment Options that you select, your Policy will remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (p. 16).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary (p. 32). At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC (p. 34).

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------


The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL II. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Fund UL II may not be transferred without notice to and consent of Policy Owners.



The Company is a wholly owned subsidiary of The Travelers Life and Annuity Company, which is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance Policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the Premium Payment has been allocated. As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance Policies, a Policy Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $50,000. A Policy Owner may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount," page 19.) No change in the terms or conditions of the Policy will be made without the consent of the Policy Owner.

A Policy will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance.

Insurance coverage under a Policy will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Deduction Dates, Policy Months and Policy Years. The Policy Date may be prior to, or the same date as, the date on which the Policy is issued (the "Issue Date"). During the underwriting period, any premium paid under the Policy will be held in a non-interest bearing suspense account.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

ALLOCATION OF PREMIUM PAYMENTS

The first premium will be applied to the Policy on the later of the Policy Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Money Market Portfolio. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated (in whole percentages) among the Investment Option(s) selected on the Application to purchase Accumulation Units. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Investment Options to purchase Accumulation Units in such Investment Options as directed by the Policy Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Investment Option to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the Premium Payment applied to the Investment Option by the Accumulation Unit Value of the Investment Option next computed following receipt of the payment.

RIGHT TO CANCEL

An Applicant has a limited right to return the Policy for cancellation by returning the Policy, by mail or personal delivery, to the Company or to the agent who sold the Policy. The Policy must be returned either (1) within 10 days after delivery of the Policy to the Policy Owner, (2) within 45 days of completion of the Policy application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest (or later if required by state law). The Company will return to the Applicant a refund of the greater of all premium payments paid for the Policy, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

STATEMENTS TO POLICY OWNERS


The Company will maintain all records relating to Fund UL II and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment;

(3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Investment Options, the Company deducts a front-end sales charge of 2.5%. This charge is reduced to 2% for Policies with an initial Stated Amount of $500,000 or more, and to 0% for Policies with an initial Stated Amount of $1,000,000 or more. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges" page 12.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.


The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations," page 31.)


MONTHLY DEDUCTION AMOUNT

The Company will deduct from the Cash Value of the Policy a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options values attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The following is a summary of monthly charges and expenses which make up the Monthly Deduction
Amount:

COST OF INSURANCE CHARGE

Cost of Insurance is deducted from the Policy Cash Value on a monthly basis. The amount of deduction is a function of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE CHARGE

For the first three Policy Years, a monthly administrative charge is deducted from the Cash Value of the Policy. This charge also applies to any increase in the Stated Amount excluding Cost of

Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes. This charge is used to cover expenses associated with issuing the Policy.

The amount charged varies by Policy and will be stated in the Policy. The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charges are lower than the guaranteed maximum charges. (See Appendix C(1) for the guaranteed maximum charges.)

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Policy Owner has elected any of the following supplemental benefit provisions: Waiver of Monthly Deduction Rider, Child Term Rider, and Primary or Other Insured Term Rider. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


A daily charge is deducted from Fund UL II for mortality and expense risks. Subject to state approval for Policies issued after May 1, 1998, this charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued prior to May 1, 1998, this charge is at an annual rate of .80% for the first fifteen (15) Policy Years, and .45% thereafter. The mortality risk assumed is that the cost of insurance charge specified in the Policy may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account. Refer to "Policies Sold Prior to May 1, 1998" if applicable.


ADMINISTRATIVE EXPENSE CHARGE


The Company reserves the right to deduct a daily charge from Fund UL II for administrative expenses incurred by the Company. The charge is equivalent on an annual basis to 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. The administrative expense charge is designed to cover administrative costs associated with the maintenance of the Policies and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force.


CHARGES AGAINST THE INVESTMENT OPTIONS


Fund UL II purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted from the assets of the Investment Options. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual prospectuses for the Investment Options.


SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example (as illustrated on page 42), for a Policy with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" p.14.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.


MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Policy will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Policy will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Policy with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Policy with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

 MAXIMUM SALES CHARGES
POLICY YEAR OF SURRENDER         (AS A % OF PREMIUM PAYMENTS)
         ----------------------------------------------------

            1                                26.7%
            2                                24.9
            3                                23.1
            4                                21.2
            5                                19.4
            6                                16.1
            7                                14.4
            8                                12.5
            9                                10.6
           10                                 8.8
           11+                                2.5

As the table demonstrates, the maximum sales charge for any Policy is less than 26.7% in every Policy Year other than the first (or in every year after the first year following an increase). (See the illustrations for an example.)

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate the mortality and expense risk charge, sales charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. There is currently no charge for transfers.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge, as described on page 12 in more detail). For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement" below). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death

Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Policy may lapse. The Policy will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (unless a different period is required under applicable state law). The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendix A, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Policy upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE RIDER

Policy Owners may elect to have a Lapse Protection Guarantee Rider as part of their Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee Rider benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This rider is not be available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Net Amount At Risk as the former Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

As with traditional life insurance Policies, the Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described on page 19.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding Policy loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                                              % SHALL DECREASE
      ATTAINED AGE                          BY A RATABLE PORTION
-------------------------                    FOR EACH FULL YEAR:
MORE             BUT NOT                    ---------------------
THAN            MORE THAN                   FROM              TO
----            ---------                   ----              --
 0                 40                        250             250
40                 45                        250             215
45                 50                        215             185
50                 55                        185             150
55                 60                        150             130
60                 65                        130             120
65                 70                        120             115
70                 75                        115             105
75                 90                        105             105
90                 95                        105             100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the

Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit paid to the Policy Beneficiary may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment," page 10.) Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion," page
19) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 14, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 33. However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than the minimum amount of $50,000. Contact your registered representative for more information.


PAYMENT OPTIONS

Proceeds payable under the Policy will be paid in a lump sum, unless the Policy Owner or Beneficiary selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Policy Summary which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

MATURITY BENEFITS AND MATURITY EXTENSION RIDER

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 95), the Company will pay the Policy Owner the Cash Value of the Policy, less any outstanding Policy loan or Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Upon the Insured's attaining age 94, and at any time during the twelve months thereafter, the Policy Owner may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). (This Maturity Extension Benefit is not be available in all jurisdictions.) If the Company has received such request, prior to the Maturity Date, then the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. Upon termination of the Maturity Extension Benefit, a Death Benefit will be paid as follows. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

The Company intends that the Policy and the Maturity Extension Rider be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.

                THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------


THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)



Fund UL II was established on October 17, 1995 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL II will be invested exclusively in shares of the Investment Options. Fund UL II meets the definition of a Separate Account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL II with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL II. Additionally, the operations of Fund UL II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL II, and the Commissioner has adopted no regulations under the Section that affect Fund UL II.



Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.


The Investment Options currently available under Fund UL II are as follows:



    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
(formerly "Cash Income     term money market instruments while
Trust")                    preserving capital and maintaining a
                           high degree of liquidity.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND
VIP Equity-Income          Seeks reasonable income by investing    Fidelity Management &
Portfolio                  primarily in income-producing equity    Research Company
                           securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
VIP Growth Portfolio       Seeks capital appreciation by purchas-  Fidelity Management &
                           ing common stocks of well-known,        Research Company
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VIP High Income Portfolio  Seeks to obtain a high level of         Fidelity Management &
                           current income by investing primarily   Research Company
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    Fidelity Management &
Portfolio                  risk over the long-term by allocating   Research Company
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
GREENWICH STREET
  SERIES FUND
Total Return Portfolio     An equity portfolio that seeks to pro-  Mutual Management Corp.
                           vide total return, consisting of        ("MMC")
                           long-term capital appreciation and
                           income. The Portfolio will invest
                           primarily in a diversified portfolio
                           of dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset            Seeks a high level of total return      Templeton Investment Counsel,
Allocation Fund (Class 1)  with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Bond Fund        Seeks high current income by investing  Templeton Global Bond
(Class 1)                  primarily in debt securities of compa-  Managers
                           nies, governments and government
                           agencies of various nations throughout
                           the world.
Templeton Stock Fund       Seeks capital growth by investing       Templeton Investment Counsel,
(Class 1)                  primarily in common stocks issued by    Inc.
                           companies, large and small, in various
                           nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: MFS
                           invested in equity securities)
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney High Income   Seeks high current income. Capital      MMC
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      MMC
Value Portfolio (formerly  growth of income and capital by
"Smith Barney Income and   investing primarily, but not
Growth Portfolio")         exclusively, in common stocks.
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      MMC
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 1998)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2000)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2005)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

Each Investment Option is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Investment Options will achieve their stated objectives.

More detailed information regarding the Investment Options may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. Policy Owners are urged to read these documents carefully before investing.

GENERAL


All investment income of and other distributions to each Investment Option of Fund UL II arising from the applicable Investment Option are reinvested in shares of that Investment Option at net asset value. The income and realized gains or losses on the assets of each Investment Option of Fund UL II are therefore separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company will purchase shares in the Investment Options in connection with premium payments allocated to the applicable Funds in accordance with Policy Owners' directions and will redeem shares in the Investment Options to meet Policy obligations or make adjustments in reserves, if any. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.


ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each segment of the Separate Account was initially established at $1. Thereafter, the Accumulation Unit Values will vary to reflect the investment experience of the applicable Investment Option and will be determined on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Investment Option for the Valuation Period then ended. The Net Investment Factor for each of the

Investment Options is equal to the net asset value per share of the corresponding Investment Option at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Investment Option at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any applicable administrative expense charge, and mortality and expense risk charge. Applicants should refer to the prospectuses for each of the Investment Options for a description of how the assets of each Investment Option are valued. These valuation procedures directly affect the Accumulation Unit Value of the Investment Option, and therefore the Cash Value of the Policy. All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, Policy loans, partial cash surrenders, payment of Death Benefits, and the determination of the number of Accumulation Units to be credited to a Policy with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

SUBSTITUTION


The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL II and the Investment Options which fund the Policy. If shares of any of the Investment Options should no longer be available for purchase by the Fund UL II, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Policy, shares of another open-end management investment company, or a portfolio thereof, may be substituted for shares of the Investment Options held in the Investment Options. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Policy Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Policy Owner approval, the Company reserves the right to end Fund UL II's registration under the 1940 Act.


TRANSFER OF CASH VALUE

As long as the Policy remains in effect, the Policy Owner may request that all or a portion of the Cash Value of a particular Investment Option be transferred to other Investment Options.

The Company reserves the right to restrict the number of such transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

As a result of a transfer, the number of Accumulation Units credited to the Investment Option from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Investment Option to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request.


AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING

You may establish automated transfers of Policy Values on a monthly or quarterly basis from certain of the Investment Option to other Investment Option through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING

You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Fund UL II's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.



For Investment Options of Fund UL II that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL II during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 11. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 38. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/97

           UNDERLYING INVESTMENT OPTIONS              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
           -----------------------------              --------   -----------   ----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio                     11.15%         N/A           N/A         N/A
Alliance Growth Portfolio                              27.82%         N/A           N/A         N/A
Capital Appreciation Fund (Janus Sub-Adviser)          24.93%      28.90%        18.16%      15.36%
Dreyfus Stock Index Fund                               31.67%      29.35%        18.57%         N/A
Fidelity VIP Equity-Income Portfolio                   26.87%      24.31%        19.01%         N/A
Fidelity VIP Growth Portfolio                          22.30%      23.04%        16.89%         N/A
Smith Barney Large Cap Value Portfolio                 25.42%         N/A           N/A         N/A
Total Return Portfolio                                 15.75%         N/A           N/A         N/A
Utilities Portfolio                                    24.09%         N/A           N/A         N/A
Templeton Stock Fund (Class 1)                         10.84%      18.57%        16.48%         N/A
BOND FUNDS
Fidelity VIP High Income Portfolio                     16.56%      16.30%        12.87%      11.76%
Smith Barney High Income Portfolio                     12.79%         N/A           N/A         N/A
Templeton Bond Fund (Class 1)                           1.58%       7.84%         5.48%         N/A
U.S. Gov't Securities Portfolio                        11.59%      11.41%         7.01%         N/A
Zero Coupon Bond Portfolio 1998                         5.26%         N/A           N/A         N/A
Zero Coupon Bond Portfolio 2000                         6.24%         N/A           N/A         N/A
Zero Coupon Bond Portfolio 2005                        10.63%         N/A           N/A         N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio                19.50%      16.27%        11.90%         N/A
MFS Total Return Portfolio                             20.04%         N/A           N/A         N/A
Templeton Asset Allocation Fund (Class 1)              14.44%      17.82%        14.46%         N/A
Managed Assets Trust                                   20.16%      19.46%        12.34%      12.02%
MONEY MARKET FUNDS
Money Market Portfolio(1)                               4.11%       3.67%         2.89%         N/A

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                       MARKETLIFE HYPOTHETICAL EXAMPLE(2)
                Male nonsmoker age 40 with a level death benefit
               of $300,000 and annual premium payments of $5,000


                                                   ONE YEAR                              FIVE YEARS
                                     ------------------------------------   ------------------------------------
                                       TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION      INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
   ----------------------------      ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio     $5,000       $4,621       $2,706          N/A           N/A          N/A
Alliance Growth Portfolio               5,000        5,360        3,445          N/A           N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                          5,000        5,231        3,317      $25,000       $39,038      $37,806
Dreyfus Stock Index Fund                5,000        5,531        3,616       25,000        40,656       39,424
Fidelity VIP Equity-Income
  Portfolio                             5,000        5,318        3,403       25,000        37,549       36,317
Fidelity VIP Growth Portfolio           5,000        5,115        3,200       25,000        35,471       34,240
Smith Barney Large Cap Value
  Portfolio                             5,000        5,253        3,338          N/A           N/A          N/A
Total Return Portfolio                  5,000        4,825        2,910          N/A           N/A          N/A
Utilities Portfolio                     5,000        5,194        3,279       25,000           N/A          N/A
Templeton Stock Fund (Class 1)          5,000        4,607        2,692          N/A        31,929       30,697
BOND FUNDS
Fidelity VIP High Income Portfolio      5,000        4,860        2,946       25,000        30,478       29,247
Smith Barney High Income Portfolio      5,000        4,693        2,778          N/A           N/A          N/A
Templeton Bond Fund (Class 1)           5,000        4,197        2,283       25,000        23,754       22,522
Travelers U.S. Gov't Securities
  Portfolio                             5,000        4,640        2,725       25,000        25,768       24,536
Zero Coupon Bond Portfolio 1998         5,000        4,360        2,445          N/A           N/A          N/A
Zero Coupon Bond Portfolio 2000         5,000        4,403        2,489          N/A           N/A          N/A
Zero Coupon Bond Portfolio 2005         5,000        4,598        2,683          N/A           N/A          N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager
  Portfolio                             5,000        4,991        3,076       25,000        30,344       29,112
MFS Total Return Portfolio              5,000        5,014        3,100          N/A           N/A          N/A
Templeton Asset Allocation Fund
  (Class 1)                             5,000        4,766        2,852       25,000        31,359       30,127
Managed Assets Trust                    5,000        5,020        3,105       25,000        31,892       30,661
MONEY MARKET FUNDS
Money Market Portfolio                  5,000        4,309        2,394       25,000        22,446       21,214


The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance and a contract administrative charge (in this example, the administrative charge is 0%).

The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting of the classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

2 These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35
Preferred Non-Smoker
Annual Premium: $ 850.00
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                                                          TOTAL MONTHLY DEDUCTION
                            SURRENDER CHARGES                               FOR THE POLICY YEAR
                            -----------------           SALES CHARGE      -----------------------
                                                        COMPONENT OF
                                     ADMINISTRATIVE   SURRENDER CHARGE    COST OF
POLICY   CUMULATIVE   SALES CHARGE       CHARGE           AS % OF        INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS     COMPONENT       COMPONENT         CUM. PREM.       CHARGES       CHARGES
------   ----------   ------------   --------------   ----------------   ---------   --------------
 1       $  850.00       $91.20         $364.80            10.73%         $145.00        $96.00
 2       $1,700.00       $90.40         $361.60             5.32%         $157.00        $96.00
 3       $2,550.00       $90.00         $360.00             3.53%         $168.00        $96.00
 5       $4,250.00       $92.80         $371.20             2.18%         $190.00        $    0
 10      $8,500.00       $59.40         $237.60             0.70%         $250.00        $    0

(3) Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS


In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners (or the Policy beneficiaries, as the case may be) having a voting interest in Fund UL II. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.


The voting interests of the Policy Owner (or the Beneficiary) in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS


When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL II or one of the Investment Options, or to approve or disapprove an investment advisory Policy of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.


FOR POLICIES SOLD PRIOR TO MAY 1, 1998

The following pertains to policies sold between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy has not yet been approved).

MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.80% for years one through fifteen and 0.45% thereafter.

ADMINISTRATIVE EXPENSE CHARGE. The charge is 0.10% for years one through fifteen and 0.00% thereafter.


ILLUSTRATIONS




The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses and .63% Investment Option expenses and thereafter 0.45% for mortality and expense risks, 0.00% for administrative expenses and 0.63% Investment Option expenses.

The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997.

After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.53%, 4.47% and 10.47%, respectively on a current and guaranteed basis for the first fifteen Policy Years and to approximate net annual rates of -1.08%, 4.92% and 10.92%, respectively on a current and guaranteed basis thereafter.


SUSPENSION OF VALUATION


The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted;
(3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc., serves as principal underwriter of the Policies described herein. However, it is currently anticipated that Travelers Distribution Company, an affiliated brokerdealer, may become the principal underwriter during 1998.

LEGAL PROCEEDINGS AND OPINION


There are no pending material legal proceedings affecting the Policy, Fund UL II or any of the Investment Options.


Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS


Financial statements as of and for the year ended December 31, 1997 of Fund UL II, included in the registration statement, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


REGISTRATION STATEMENT


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL II, the Investment Options, the Company and the Policy. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.



                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.

                                   MANAGEMENT
--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.



                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994 and Vice
Director                                    President (1990-1994) of The Travelers Life and Annuity
                                            Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart..................    1996     Senior Vice President since November, 1996 Chief
Director                                    Financial Officer; Chief Accounting Officer and
                                            Controller since March 1996, Vice President (1991-1996)
                                            of The Travelers Life and Annuity Company.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Life and Annuity Company; Senior
                                            Vice President and General Counsel (1994-1996)
                                            Connecticut Mutual; Special Counsel & Chief of Staff
                                            (1988-1994) Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Life and Annuity
                                            Company.
Michael A. Carpenter...........    1995     Chairman since June 1996 and President and Chief
Director                                    Executive Officer since June 1995 of The Travelers Life
                                            and Annuity Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Travelers Group
                                            Inc.; Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Travelers Group Inc. since 1991; Chairman
                                            and Chief Executive Officer of Commercial Credit
                                            Company (1991-1993); Executive Vice President
                                            (1986-1991), Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Travelers Group Inc. since 1992;
                                            Vice President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.


---------------
* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York

           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

--------------------------------------------------------------------------------


The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .63% for Investment Option expenses and thereafter 0.25% for mortality and expense risks, 0.00% for administrative expenses, and .63% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.53%, 4.47%, and 10.47%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -.88%, 5.12%, and 11.12%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.
For illustrations shown for policies issued prior to May 1, 1998, see "Policies Paid Prior to May 1, 1998" for the applicable charges and fees.
The charge for Investment Option expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Investment Options. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1997, these reimbursement agreements affected the total operating expenses of the Investment Options as follows:

     1. For Money Market Portfolio, other expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Life and Annuity Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the Money Market Portfolio.

     2. The other expenses reflected in AIM Capital Appreciation Portfolio, Alliance Growth Portfolio and MFS Total Return are as of October 31, 1997 (the Fund's fiscal year end). Managed Assets Trust, U.S. Government Securities Portfolio and Utilities Portfolio reflect other expenses as of December 31, 1997. There were no fees waived or expenses reimbursed for these funds in 1997.
     3. A portion of the brokerage commissions that certain funds pay was used to reduce Fidelity funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Underlying Fund Expenses would have been .64% for Asset Manager Portfolio, .57% for Equity Income Portfolio, .67% for Growth, and .71% for High Income.
     4. Total Return Portfolio's Management Fees include 0.20% for fund administration.
     5. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .15%. Without such arrangement, the Total Expenses for the Portfolio would have been as follows: 2.21% for Zero Coupon Bond Fund Series 1998; 1.80% for Zero Coupon Bond Fund Series 2000; 1.52% for Zero Coupon Bond Fund Series 2005.
Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.
As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages. The illustrations also assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL II, since the Company is not currently deducting such charges from Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.


Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,979      2,193      2,416        891      1,092      1,302
3       5,282    150,000    150,000    150,000      2,918      3,334      3,788      1,882      2,273      2,700
4       7,221    150,000    150,000    150,000      3,960      4,650      5,430      2,968      3,617      4,350
5       9,258    150,000    150,000    150,000      4,962      6,000      7,221      4,018      4,994      6,141
6      11,396    150,000    150,000    150,000      5,923      7,385      9,176      5,029      6,403      8,159
7      13,641    150,000    150,000    150,000      6,846      8,809     11,314      6,005      7,900     10,405
8      15,999    150,000    150,000    150,000      7,731     10,276     13,658      6,945      9,475     12,857
9      18,474    150,000    150,000    150,000      8,577     11,785     16,227      7,882     11,090     15,532
10     21,073    150,000    150,000    150,000      9,381     13,334     19,043      8,794     12,747     18,456
15     36,153    150,000    150,000    150,000     12,601     21,590     37,748     12,601     21,590     37,748
20     55,399    150,000    150,000    150,000     14,790     31,670     70,005     14,790     31,670     70,005

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,313         0         115        265
3       5,282    150,000    150,000    150,000     1,436       1,713      2,018       489         749      1,036
4       7,221    150,000    150,000    150,000     2,253       2,700      3,211     1,363       1,784      2,264
5       9,258    150,000    150,000    150,000     3,016       3,688      4,487     2,189       2,820      3,571
6      11,396    150,000    150,000    150,000     3,721       4,675      5,852     2,959       3,856      4,962
7      13,641    150,000    150,000    150,000     4,365       5,657      7,311     3,673       4,887      6,442
8      15,999    150,000    150,000    150,000     4,942       6,626      8,869     4,323       5,906      8,068
9      18,474    150,000    150,000    150,000     5,449       7,578     10,533     4,906       6,907      9,838
10     21,073    150,000    150,000    150,000     5,884       8,511     12,314     5,423       7,924     11,727
15     36,153    150,000    150,000    150,000     7,013      12,880     23,573     7,013      12,880     23,573
20     55,399    150,000    150,000    150,000     5,929      16,498     41,536     5,929      16,498     41,536

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,496      2,764      3,043      1,377      1,629      1,891
3       6,517    150,000    150,000    150,000      3,679      4,202      4,770      2,597      3,089      3,623
4       8,910    150,000    150,000    150,000      4,961      5,825      6,804      3,909      4,721      5,641
5      11,423    150,000    150,000    150,000      6,185      7,485      9,016      5,167      6,389      7,829
6      14,061    150,000    150,000    150,000      7,361      9,191     11,433      6,381      8,101     10,304
7      16,831    150,000    150,000    150,000      8,488     10,942     14,076      7,548      9,921     13,055
8      19,740    150,000    150,000    150,000      9,568     12,746     16,974      8,671     11,833     16,061
9      22,794    150,000    150,000    150,000     10,600     14,603     20,154      9,793     13,796     19,347
10     26,001    150,000    150,000    150,000     11,569     16,499     23,633     10,870     15,800     22,934
15     44,607    150,000    150,000    150,000     15,515     26,732     46,957     15,515     26,732     46,957
20     68,354    150,000    150,000    150,000     17,393     38,574     87,026     17,393     38,574     87,026

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,953       2,314      2,711       975       1,314      1,687
4       8,910    150,000    150,000    150,000     2,897       3,478      4,143     1,969       2,515      3,140
5      11,423    150,000    150,000    150,000     3,762       4,629      5,661     2,890       3,705      4,675
6      14,061    150,000    150,000    150,000     4,540       5,759      7,266     3,729       4,875      6,292
7      16,831    150,000    150,000    150,000     5,222       6,855      8,957     4,478       6,013      7,989
8      19,740    150,000    150,000    150,000     5,797       7,907     10,736     5,127       7,110      9,823
9      22,794    150,000    150,000    150,000     6,254       8,898     12,601     5,663       8,148     11,794
10     26,001    150,000    150,000    150,000     6,583       9,816     14,553     6,080       9,119     13,854
15     44,607    150,000    150,000    150,000     5,995      12,859     25,811     5,995      12,859     25,811
20     68,354    150,000    150,000    150,000       260      11,683     41,321       260      11,683     41,321

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Male, Issue Age 45                                           Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,496      2,764      3,043      1,377      1,629      1,891
3       6,517    150,000    150,000    150,000      3,679      4,202      4,770      2,597      3,089      3,623
4       8,910    150,000    150,000    150,000      4,961      5,825      6,804      3,909      4,721      5,641
5      11,423    150,000    150,000    150,000      6,185      7,485      9,016      5,167      6,389      7,829
6      14,061    150,000    150,000    150,000      7,361      9,191     11,433      6,381      8,101     10,304
7      16,831    150,000    150,000    150,000      8,488     10,942     14,076      7,548      9,921     13,055
8      19,740    150,000    150,000    150,000      9,568     12,746     16,974      8,671     11,833     16,061
9      22,794    150,000    150,000    150,000     10,600     14,603     20,154      9,793     13,796     19,347
10     26,001    150,000    150,000    150,000     11,569     16,499     23,633     10,870     15,800     22,934
15     44,607    150,000    150,000    150,000     15,515     26,732     46,957     15,515     26,732     46,957
20     68,354    150,000    150,000    150,000     17,215     38,207     86,245     17,215     38,207     86,245

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Female, Issue Age 45                                         Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,313         0         115        265
3       5,282    150,000    150,000    150,000     1,436       1,713      2,018       489         749      1,036
4       7,221    150,000    150,000    150,000     2,253       2,700      3,211     1,363       1,784      2,264
5       9,258    150,000    150,000    150,000     3,016       3,688      4,487     2,189       2,820      3,571
6      11,396    150,000    150,000    150,000     3,721       4,675      5,852     2,959       3,856      4,962
7      13,641    150,000    150,000    150,000     4,365       5,657      7,311     3,673       4,887      6,442
8      15,999    150,000    150,000    150,000     4,942       6,626      8,869     4,323       5,906      8,068
9      18,474    150,000    150,000    150,000     5,449       7,578     10,533     4,906       6,907      9,838
10     21,073    150,000    150,000    150,000     5,884       8,511     12,314     5,423       7,924     11,727
15     36,153    150,000    150,000    150,000     7,013      12,880     23,573     7,013      12,880     23,573
20     55,399    150,000    150,000    150,000     5,854      16,326     41,148     5,854      16,326     41,148

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Female, Issue Age 45                                         Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,979      2,193      2,416        891      1,092      1,302
3       5,282    150,000    150,000    150,000      2,918      3,334      3,788      1,882      2,273      2,700
4       7,221    150,000    150,000    150,000      3,960      4,650      5,430      2,968      3,617      4,350
5       9,258    150,000    150,000    150,000      4,962      6,000      7,221      4,018      4,994      6,141
6      11,396    150,000    150,000    150,000      5,923      7,385      9,176      5,029      6,403      8,159
7      13,641    150,000    150,000    150,000      6,846      8,809     11,314      6,005      7,900     10,405
8      15,999    150,000    150,000    150,000      7,731     10,276     13,658      6,945      9,475     12,857
9      18,474    150,000    150,000    150,000      8,577     11,785     16,227      7,882     11,090     15,532
10     21,073    150,000    150,000    150,000      9,381     13,334     19,043      8,794     12,747     18,456
15     36,153    150,000    150,000    150,000     12,601     21,590     37,748     12,601     21,590     37,748
20     55,399    150,000    150,000    150,000     14,644     31,374     69,382     14,644     31,374     69,382

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Male, Issue Age 45                                           Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,953       2,314      2,711       975       1,314      1,687
4       8,910    150,000    150,000    150,000     2,897       3,478      4,143     1,969       2,515      3,140
5      11,423    150,000    150,000    150,000     3,762       4,629      5,661     2,890       3,705      4,675
6      14,061    150,000    150,000    150,000     4,540       5,759      7,266     3,729       4,875      6,292
7      16,831    150,000    150,000    150,000     5,222       6,855      8,957     4,478       6,013      7,989
8      19,740    150,000    150,000    150,000     5,797       7,907     10,736     5,127       7,110      9,823
9      22,794    150,000    150,000    150,000     6,254       8,898     12,601     5,663       8,148     11,794
10     26,001    150,000    150,000    150,000     6,583       9,816     14,553     6,080       9,119     13,854
15     44,607    150,000    150,000    150,000     5,995      12,859     25,811     5,995      12,859     25,811
20     68,354    150,000    150,000    150,000       212      11,527     40,905       212      11,527     40,905

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            Sales Charge Component*
                                  (First Year)

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.41          0.37          0.33
  1        0.41          0.37          0.33
  2        0.41          0.37          0.33
  3        0.41          0.37          0.33
  4        0.41          0.37          0.33
  5        0.44          0.39          0.35
  6        0.44          0.39          0.35
  7        0.44          0.40          0.35
  8        0.45          0.40          0.36
  9        0.45          0.41          0.36
 10        0.48          0.43          0.38
 11        0.49          0.44          0.39
 12        0.51          0.46          0.41
 13        0.53          0.48          0.42
 14        0.55          0.50          0.44
 15        0.55          0.50          0.44
 16        0.55          0.50          0.44
 17        0.56          0.50          0.45
 18        0.56          0.51          0.45
 19        0.58          0.52          0.46
 20        0.57          0.51          0.46
 21        0.59          0.53          0.47
 22        0.60          0.54          0.48
 23        0.61          0.55          0.49
 24        0.61          0.55          0.49
 25        0.62          0.54          0.48
 26        0.63          0.57          0.50
 27        0.65          0.59          0.52
 28        0.67          0.61          0.54
 29        0.69          0.62          0.56
 30        0.70          0.63          0.56
 31        0.73          0.66          0.58
 32        0.76          0.68          0.60

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.78          0.71          0.63
 34        0.82          0.73          0.65
 35        0.84          0.75          0.67
 36        0.89          0.80          0.71
 37        0.93          0.84          0.75
 38        0.98          0.88          0.79
 39        1.03          0.93          0.82
 40        1.14          1.02          0.91
 41        1.21          1.09          0.97
 42        1.28          1.15          1.03
 43        1.35          1.22          1.08
 44        1.43          1.28          1.14
 45        1.44          1.29          1.15
 46        1.53          1.38          1.23
 47        1.63          1.47          1.30
 48        1.73          1.55          1.38
 49        1.82          1.64          1.46
 50        2.00          1.80          1.60
 51        2.13          1.92          1.71
 52        2.27          2.04          1.82
 53        2.40          2.16          1.92
 54        2.54          2.29          2.03
 55        2.60          2.34          2.08
 56        2.80          2.52          2.24
 57        2.99          2.69          2.40
 58        3.19          2.87          2.55
 59        3.39          3.05          2.71
 60        3.58          3.22          2.87
 61        3.90          3.51          3.12
 62        4.22          3.80          3.38
 63        4.55          4.09          3.64
 64        4.87          4.38          3.89
 65+       5.08          4.57          4.06

*This is the sales charge portion of the Per Thousand of Stated Amount Surrender
 Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

APPENDIX B(1) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE -- SALES CHARGE COMPONENT

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        Administrative Charge Component*
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 0          1.63           1.47         1.30
 1          1.63           1.47         1.30
 2          1.63           1.47         1.30
 3          1.63           1.47         1.30
 4          1.63           1.47         1.30
 5          1.75           1.58         1.40
 6          1.75           1.58         1.40
 7          1.77           1.59         1.42
 8          1.78           1.61         1.42
 9          1.81           1.62         1.45
10          1.91           1.72         1.53
11          1.97           1.77         1.58
12          2.03           1.83         1.62
13          2.12           1.91         1.70
14          2.20           1.98         1.76
15          2.21           1.98         1.77
16          2.22           1.99         1.78
17          2.23           2.01         1.78
18          2.26           2.03         1.81
19          2.32           2.09         1.86
20          2.29           2.06         1.83
21          2.34           2.11         1.87
22          2.39           2.15         1.91
23          2.43           2.19         1.94
24          2.45           2.20         1.96
25          2.46           2.17         1.93
26          2.51           2.26         2.01
27          2.60           2.34         2.08
28          2.70           2.42         2.16
29          2.78           2.50         2.22
30          2.79           2.51         2.23
31          2.91           2.62         2.33
32          3.02           2.72         2.42

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
33          3.14           2.82         2.51
34          3.26           2.94         2.61
35          3.35           3.02         2.68
36          3.54           3.19         2.83
37          3.73           3.35         2.98
38          3.93           3.54         3.14
39          4.11           3.70         3.29
40          4.55           4.10         3.64
41          4.84           4.36         3.87
42          5.13           4.62         4.10
43          5.41           4.86         4.33
44          5.70           5.14         4.56
45          5.74           5.17         4.59
46          6.13           5.51         4.90
47          6.51           5.86         5.21
48          6.90           6.22         5.52
49          7.29           6.56         5.83
50          8.00           7.20         6.40
51          8.54           7.68         6.83
52          9.08           8.18         7.26
53          9.62           8.66         7.70
54         10.16           9.14         8.13
55         10.41           9.37         8.33
56         11.19          10.07         8.95
57         11.98          10.78         9.58
58         12.77          11.49        10.22
59         13.54          12.19        10.83
60         14.33          12.90        11.46
61         15.62          14.06        12.50
62         16.90          15.21        13.52
63         18.18          16.37        14.54
64         19.47          17.53        15.58
65+        20.32          18.29        16.26

*This is the administrative portion of the Per Thousand of Stated Amount
 Surrender Charge. It equals 80% of the charge shown in Appendix B.

 APPENDIX B(2) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ADMINISTRATIVE CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20        0.08          0.00          0.00
 21        0.08          0.00          0.00
 22        0.08          0.00          0.00
 23        0.08          0.00          0.00
 24        0.08          0.00          0.00
 25        0.08          0.00          0.00
 26        0.08          0.00          0.00
 27        0.08          0.00          0.00
 28        0.08          0.00          0.00
 29        0.08          0.00          0.00
 30        0.08          0.00          0.00
 31        0.08          0.00          0.00
 32        0.08          0.00          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.08          0.00          0.00
 34        0.08          0.00          0.00
 35        0.08          0.00          0.00
 36        0.08          0.00          0.00
 37        0.08          0.00          0.00
 38        0.08          0.00          0.00
 39        0.08          0.00          0.00
 40        0.08          0.00          0.00
 41        0.08          0.00          0.00
 42        0.08          0.00          0.00
 43        0.08          0.00          0.00
 44        0.08          0.00          0.00
 45        0.08          0.00          0.00
 46        0.08          0.00          0.00
 47        0.09          0.00          0.00
 48        0.09          0.00          0.00
 49        0.10          0.00          0.00
 50        0.10          0.00          0.00
 51        0.11          0.00          0.00
 52        0.11          0.00          0.00
 53        0.12          0.00          0.00
 54        0.12          0.00          0.00
 55        0.12          0.00          0.00
 56        0.13          0.00          0.00
 57        0.13          0.00          0.00
 58        0.14          0.00          0.00
 59        0.14          0.00          0.00
 60        0.15          0.00          0.00
 61        0.15          0.00          0.00
 62        0.15          0.00          0.00
 63        0.15          0.00          0.00
 64        0.15          0.00          0.00
 65+       0.15          0.00          0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.12          0.08          0.00
  1        0.12          0.08          0.00
  2        0.12          0.08          0.00
  3        0.12          0.08          0.00
  4        0.12          0.08          0.00
  5        0.12          0.08          0.00
  6        0.13          0.08          0.00
  7        0.14          0.08          0.00
  8        0.15          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.16          0.08          0.00
  1        0.16          0.08          0.00
  2        0.16          0.08          0.00
  3        0.16          0.08          0.00
  4        0.16          0.08          0.00
  5        0.16          0.08          0.00
  6        0.16          0.08          0.00
  7        0.16          0.08          0.00
  8        0.16          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


ASSETS:
   Investments in eligible funds at market value:
     Managed Assets Trust, 5,100 shares (cost $85,258) ...............................  $       90,013
     Capital Appreciation Fund, 25,798 shares (cost $1,088,981) ......................       1,194,973
     Cash Income Trust, 1,157,528 shares (cost $1,157,528) ...........................       1,157,528
     The Travelers Series Trust, 10,372 shares (cost $124,010) .......................         130,409
     Templeton Variable Products Series Fund, 72,427 shares (cost $1,548,414) ........       1,542,514
     Fidelity's Variable Insurance Products Fund, 97,994 shares (cost $2,171,934) ....       2,365,681
     Fidelity's Variable Insurance Products Fund II, 14,622 shares (cost $248,975) ...         263,348
     Dreyfus Stock Index Fund, 38,321 shares (cost $900,597) .........................         986,761
     Travelers Series Fund Inc, 162,857 shares (cost $2,515,185) .....................       2,709,373
     Greenwich Street Series Fund, 26,954 shares (cost $468,444) .....................         474,929
                                                                                        --------------

         Total Investments (cost $10,309,326) ........................................                   $   10,915,529

   Receivables:
     Dividends .......................................................................                           20,428
     Premium payments and transfers from other Travelers accounts ....................                          282,037
   Other assets ......................................................................                               49
                                                                                                         --------------

         Total Assets ................................................................                       11,218,043
                                                                                                         --------------

LIABILITIES:
   Payable for contract surrenders and transfers to other Travelers accounts .........                           10,236
   Accrued liabilities ...............................................................                              570
                                                                                                         --------------

         Total Liabilities ...........................................................                           10,806
                                                                                                         --------------

NET ASSETS:                                                                                              $   11,207,237
                                                                                                         ==============




                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
   Dividends .................................................                             $      163,054

EXPENSES:
   Insurance charges .........................................         $       44,302
   Administrative charges ....................................                  5,491
                                                                       --------------

     Total expenses ..........................................                                    49,793
                                                                                          --------------

       Net investment income .................................                                   113,261
                                                                                          --------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
   Realized gain from investment transactions:
     Proceeds from investments sold ..........................              4,747,592
     Cost of investments sold ................................              4,687,765
                                                                       --------------

       Net realized gain .....................................                                    59,827

   Change in unrealized gain on investments:
     Unrealized gain at December 31, 1996 ....................                  1,341
     Unrealized gain at December 31, 1997 ....................                606,203
                                                                       --------------

       Net change in unrealized gain for the year ............                                   604,862
                                                                                          --------------

         Net realized gain and change in unrealized gain .....                                   664,689
                                                                                          --------------

   Net increase in net assets resulting from operations ......                            $      777,950
                                                                                          ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1997 AND
              THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED)
                              TO DECEMBER 31, 1996



                                                                               1997               1996
                                                                               ----               ----
OPERATIONS:
   Net investment income ............................................     $    113,261         $    21,487
   Net realized gain from investment transactions ...................           59,827               1,105
   Net change in unrealized gain on investments .....................          604,862               1,341
                                                                          ------------         -----------

     Net increase in net assets resulting from operations ...........          777,950              23,933
                                                                          ------------         -----------

UNIT TRANSACTIONS:
   Participant premium payments
     (applicable to 6,023,535 and 1,060,645 units, respectively) ....        9,467,190           1,566,170
   Participant transfers from other Travelers accounts
     (applicable to 3,924,751 and 677,084 units, respectively) ......        6,145,464             983,742
   Contract surrenders
     (applicable to 597,609 and 38,985 units, respectively) .........         (983,426)            (58,243)
   Participant transfers to other Travelers accounts
     (applicable to 3,898,149 and 550,220 units, respectively) ......       (5,898,576)           (816,967)
                                                                          ------------         -----------

       Net increase in net assets resulting from unit transactions ..        8,730,652           1,674,702
                                                                          ------------         -----------

         Net increase in net assets .................................        9,508,602           1,698,635

NET ASSETS:
   Beginning of period ..............................................        1,698,635                  --
                                                                          ------------         -----------

   End of period ....................................................     $ 11,207,237         $ 1,698,635
                                                                          ============         ===========


                       See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL II for Variable Life Insurance ("Fund UL II") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Fund UL II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

Participant premium payments applied to Fund UL II are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1997, the eligible funds available under Fund UL II are: Managed Assets Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (formerly Smith Barney Series Fund) (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL II form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $13,312,812 and $4,747,592, respectively, for the year ended December 31, 1997. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $10,309,326 at December 31, 1997. Gross unrealized appreciation for all investments at December 31, 1997 was $614,676. Gross unrealized depreciation for all investments at December 31, 1997 was $8,473.

3.  CONTRACT CHARGES

Insurance charges and administrative charges of 0.80% and 0.10%, respectively, of the average net assets of Fund UL II on an annual basis, are deducted for mortality and expense risks and administrative expenses assumed by Travelers Life during the first fifteen years that a policy is in effect. Beginning in the sixteenth year that a policy is in effect, these charges are reduced to 0.45% and 0%, respectively on an annual basis. As of December 31, 1997 all contract owners had insurance charges and administrative charges of 0.80% and 0.10%, respectively.

Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received $25,191 in satisfaction of such contingent surrender charges for the year ended December 31, 1997. Travelers Life received no contingent surrender charges for the period August 8, 1996 (date operations commenced) to December 31, 1996.

4.  NET CONTRACT OWNERS' EQUITY


                                                                       DECEMBER 31, 1997
                                                           ----------------------------------------

                                                                              UNIT          NET
                                                             UNITS            VALUE        ASSETS
                                                            -------        -----------   ----------
Managed Assets Trust ...........................             33,700        $    2.671    $   89,999

Capital Appreciation Fund ......................            444,866             2.691     1,197,299

Cash Income Trust ..............................            909,353             1.540     1,400,377

The Travelers Series Trust
  US Government Securities Portfolio ...........             37,194             1.291        48,004
  Utilities Portfolio ..........................             32,611             1.685        54,951
  Zero Coupon Bond Fund Portfolio Series 1998...              2,347             1.108         2,602
  Zero Coupon Bond Fund Portfolio Series 2000...              8,316             1.113         9,258
  Zero Coupon Bond Fund Portfolio Series 2005...             13,500             1.157        15,620

Templeton Variable Products Series Fund
  Templeton Bond Fund ..........................             96,130             1.183       113,769
  Templeton Stock Fund .........................            689,681             1.606     1,107,321
  Templeton Asset Allocation Fund ..............            212,085             1.553       329,421

Fidelity's Variable Insurance Products Fund
  High Income Portfolio ........................            250,378             1.504       376,662
  Growth Portfolio .............................            449,618             1.826       820,850
  Equity-Income Portfolio ......................            597,615             1.967     1,175,344

Fidelity's Variable Insurance Products Fund II
  Asset Manager Portfolio ......................            181,740             1.449       263,400

Dreyfus Stock Index Fund .......................            460,680             2.187     1,007,491

Travelers Series Fund Inc
  Alliance Growth Portfolio ....................            638,546             1.708     1,090,930
  Smith Barney Income and Growth Portfolio .....            185,237             1.589       294,432
  Smith Barney High Income Portfolio ...........            170,588             1.256       214,339
  MFS Total Return Portfolio ...................            326,125             1.480       482,675
  AIM Capital Appreciation Portfolio ...........            541,898             1.177       637,587

Greenwich Street Series Fund
  Total Return Portfolio .......................            318,844             1.489       474,906
                                                                                        -----------

Net Contract Owners' Equity ....................                                        $11,207,237
                                                                                        ===========

5. STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                         NO. OF            MARKET
                                                                           SHARES             VALUE
                                                                       -----------        ----------
   MANAGED ASSETS TRUST (0.8%)
       Total (Cost $85,258)                                                  5,100        $   90,013
                                                                       -----------        ----------

   CAPITAL APPRECIATION FUND (10.9%)
       Total (Cost $1,088,981)                                              25,798         1,194,973
                                                                       -----------        ----------

   CASH INCOME TRUST (10.6%)
       Total (Cost $1,157,528)                                           1,157,528         1,157,528
                                                                       -----------        ----------

   THE TRAVELERS SERIES TRUST (1.3%)
     U.S. Government Securities Portfolio (Cost $47,228)                     4,117            47,966
     Utilities Portfolio (Cost $48,808)                                      3,594            54,958
     Zero Coupon Bond Fund Portfolio Series 1998 (Cost $2,716)                 260             2,603
     Zero Coupon Bond Fund Portfolio Series 2000 (Cost $9,445)                 918             9,261
     Zero Coupon Bond Fund Portfolio Series 2005 (Cost $15,813)              1,483            15,621
                                                                       -----------        ----------
       Total (Cost $124,010)                                                10,372           130,409
                                                                       -----------        ----------

   TEMPLETON VARIABLE PRODUCTS SERIES FUND (14.1%)
     Templeton Bond Fund (Cost $112,780)                                    10,288           113,780
     Templeton Stock Fund (Cost $1,110,163)                                 47,528         1,102,179
     Templeton Asset Allocation Fund (Cost $325,471)                        14,611           326,555
                                                                       -----------        ----------
       Total (Cost $1,548,414)                                              72,427         1,542,514
                                                                       -----------        ----------

   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (21.7%)
     High Income Portfolio (Cost $347,743)                                  27,735           376,648
     Growth Portfolio (Cost $753,888)                                       22,086           819,403
     Equity-Income Portfolio (Cost $1,070,303)                              48,173         1,169,630
                                                                       -----------        ----------
       Total (Cost $2,171,934)                                              97,994         2,365,681
                                                                       -----------        ----------

   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (2.4%)
     Asset Manager Portfolio
       Total (Cost $248,975)                                                14,622           263,348
                                                                       -----------        ----------

   DREYFUS STOCK INDEX FUND (9.0%)
       Total (Cost $900,597)                                                38,321           986,761
                                                                       -----------        ----------

   TRAVELERS SERIES FUND INC. (24.8%)
     Alliance Growth Portfolio (Cost $959,520)                              50,218         1,087,213
     Smith Barney Income and Growth Portfolio (Cost $275,386)               15,392           293,521
     Smith Barney High Income Portfolio (Cost $199,735)                     15,899           214,316
     MFS Total Return Portfolio (Cost $461,044)                             30,099           480,374
     AIM Capital Appreciation Portfolio (Cost $619,500)                     51,249           633,949
                                                                       -----------        ----------
       Total (Cost $2,515,185)                                             162,857         2,709,373
                                                                       -----------        ----------

   GREENWICH STREET SERIES FUND (4.4%)
     Total Return Portfolio
       Total (Cost $468,444)                                                26,954           474,929
                                                                       -----------        ----------

TOTAL INVESTMENT OPTIONS (100%)
   (COST $10,309,326)                                                                    $10,915,529
                                                                                          ==========

6.  SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996



                                            MANAGED ASSETS TRUST     CAPITAL APPRECIATION FUND        CASH INCOME TRUST
                                            --------------------     -------------------------      ---------------------
                                             1997          1996         1997          1996           1997            1996
                                             ----          ----         ----          ----           ----            ----

INVESTMENT INCOME:
Dividends ..............................   $  2,064     $   406     $         8  $   11,690     $    36,259     $     5,841
                                           --------     -------     -----------   ---------     -----------     -----------

EXPENSES:
Insurance charges ......................        371           9           5,532         184           5,861           1,014
Administrative charges .................         46           1             689          23             729             127
                                           --------     -------     -----------   ---------     -----------     -----------

    Net investment income (loss) .......      1,647         396          (6,213)     11,483          29,669           4,700
                                           --------     -------     -----------   ---------     -----------     -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment
    transactions:
  Proceeds from investments sold .......     10,996         208          20,971      48,831       4,046,511         610,976
  Cost of investments sold .............      9,921         197          18,398      48,252       4,046,511         610,976
                                            --------     -------     -----------   ---------     -----------     -----------

    Net realized gain (loss) ...........       1,075          11           2,573         579              --              --
                                             --------     -------     -----------  ---------     -----------     -----------

Change in unrealized gain (loss)
    on investments:
  Unrealized gain (loss)
    beginning of period ................        (191)         --          (8,725)         --              --              --
  Unrealized gain (loss)
    end of period ......................       4,755        (191)        105,992      (8,725)             --              --
                                            --------     -------     -----------   ---------     -----------     -----------

  Net change in unrealized gain
    (loss) for the period...............       4,946        (191)        114,717      (8,725)             --              --
                                            --------     -------     -----------   ---------     -----------     -----------

Net increase (decrease) in net assets
    resulting from operations ..........       7,668         216         111,077       3,337          29,669           4,700
                                            --------     -------     -----------   ---------     -----------     -----------


UNIT TRANSACTIONS:
Participant premium payments ...........      37,766         213         594,332      35,577       5,786,468       1,384,589
Participant transfers from other
    Travelers accounts .................      52,750       5,304         435,944     158,113         586,545         187,058
Contract surrenders ....................      (8,752)       (244)       (101,952)     (5,130)       (188,106)        (32,569)
Participant transfers to other
    Travelers accounts .................      (4,922)         --          (9,284)    (24,715)     (5,568,887)       (789,090)
                                            --------     -------     -----------   ---------     -----------     -----------

  Net increase in net assets resulting
    from unit transactions .............      76,842       5,273         919,040     163,845         616,020         749,988
                                            --------     -------     -----------   ---------     -----------     -----------

  Net increase in net assets ...........      84,510       5,489       1,030,117     167,182         645,689         754,688
                                            ========     =======     ===========   =========     ===========     ===========

NET ASSETS:
  Beginning of period ..................       5,489          --         167,182          --         754,688              --
                                            --------     -------     -----------   ---------     -----------     -----------

  End of period ........................    $ 89,999     $ 5,489     $ 1,197,299   $ 167,182     $ 1,400,377     $   754,688
                                            ========     =======     ===========   =========     ===========     ===========

                                                       ZERO COUPON BOND          ZERO COUPON BOND
    U.S. GOVERNMENT                                      FUND PORTFOLIO           FUND PORTFOLIO
 SECURITIES PORTFOLIO      UTILITIES PORTFOLIO            SERIES 1998              SERIES 2000
  -----------------         -----------------          ----------------         -----------------
  1997         1996         1997         1996          1997        1996         1997         1996
  ----         ----         ----         ----          ----        ----         ----         ----


$  2,262     $     73     $     45     $     20     $    141     $      2     $    508     $       --
--------     --------     --------     --------     --------     --------     --------     ----------


     194            2          183           --            2           --           30             --
      24           --           23           --           --           --            4             --
--------     --------     --------     --------     --------     --------     --------     ----------

   2,044           71         (161)          20          139            2          474             --
--------     --------     --------     --------     --------     --------     --------     ----------




  17,836           53        1,782           --          174           --        1,064             --
  16,929           52        1,686           --          175           --        1,044             --
--------     --------     --------     --------     --------     --------     --------     ----------

     907            1           96           --           (1)          --           20             --
--------     --------     --------     --------     --------     --------     --------     ----------


     (60)          --          (19)          --           (2)          --           --             --
     738          (60)       6,150          (19)        (113)          (2)        (184)            --
--------     --------     --------     --------     --------     --------     --------     ----------

     798          (60)       6,169          (19)        (111)          (2)        (184)            --
--------     --------     --------     --------     --------     --------     --------     ----------


   3,749           12        6,104            1           27           --          310             --
--------     --------     --------     --------     --------     --------     --------     ----------




  41,530           --        8,128          196          (14)          --        3,315             --
   3,283        1,289       42,770          111        2,706           42        6,056             --
  (1,585)         (52)      (1,855)         (56)        (159)          --         (423)            --
    (222)          --         (448)          --           --           --           --             --
--------     --------     --------     --------     --------     --------     --------     ----------


  43,006        1,237       48,595          251        2,533           42        8,948             --
--------     --------     --------     --------     --------     --------     --------     ----------

  46,755        1,249       54,699          252        2,560           42        9,258             --




   1,249           --          252           --           42           --           --             --
--------     --------     --------     --------     --------     --------     --------     ----------

$ 48,004     $  1,249     $ 54,951     $    252     $  2,602     $     42     $  9,258     $       --
========     ========     ========     ========     ========     ========     ========     ==========

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996 (CONTINUED)


                                                          ZERO COUPON BOND
                                                           FUND PORTFOLIO
                                                             SERIES 2005       TEMPLETON BOND FUND       TEMPLETON STOCK FUND
                                                         -----------------     -------------------     -------------------------
                                                           1997       1996       1997        1996         1997           1996
                                                           ----       ----       ----        ----         ----           ----
INVESTMENT INCOME:
Dividends ...........................................    $    827     $  2     $      17     $  --     $    32,428     $      --
                                                         --------     ----     ---------     -----     -----------     ---------

EXPENSES:
Insurance charges ...................................          60       --           188        --           4,790           185
Administrative charges ..............................           7       --            23        --             612            23
                                                         --------     ----     ---------     -----     -----------     ---------
      Net investment income (loss) ..................         760        2          (194)       --          27,026          (208)
                                                         --------     ----     ---------     -----     -----------     ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..................      11,539       --         2,010        38          48,702           944
    Cost of investments sold ........................      10,990       --         1,984        38          41,905           899
                                                         --------     ----     ---------     -----     -----------     ---------

      Net realized gain (loss) ......................         549       --            26        --           6,797            45
                                                         --------     ----     ---------     -----     -----------     ---------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period ......          (1)      --             1        --           8,229            --
    Unrealized gain (loss) end of period ............        (192)      (1)        1,000         1          (7,984)        8,229
                                                         --------     ----     ---------     -----     -----------     ---------

      Net change in unrealized gain (loss) for
        the period ..................................        (191)      (1)          999         1         (16,213)        8,229
                                                         --------     ----     ---------     -----     -----------     ---------

Net increase (decrease) in net assets
      resulting from operations .....................       1,118        1           831         1          17,610         8,066
                                                         --------     ----     ---------     -----     -----------     ---------



UNIT TRANSACTIONS:
Participant premium payments ........................      10,172       34        36,154        95         498,265        28,786
Participant transfers from other Travelers accounts..       6,064       22        79,416        70         510,409       170,043
Contract surrenders .................................      (1,750)     (13)       (2,478)      (38)       (109,716)       (3,739)
Participant transfers to other Travelers accounts ...         (28)      --          (282)       --         (11,811)         (592)
                                                         --------     ----     ---------     -----     -----------     ---------

    Net increase in net assets resulting
      from unit transactions ........................      14,458       43       112,810       127         887,147       194,498
                                                         --------     ----     ---------     -----     -----------     ---------

      Net increase in net assets ....................      15,576       44       113,641       128         904,757       202,564



NET ASSETS:
    Beginning of period .............................          44       --           128        --         202,564            --
                                                         --------     ----     ---------     -----     -----------     ---------

    End of period ...................................    $ 15,620     $ 44     $ 113,769     $ 128     $ 1,107,321     $ 202,564
                                                         ========     ====     =========     =====     ===========     =========

     TEMPLETON ASSET               FIDELITY'S HIGH                                                  FIDELITY'S EQUITY-
     ALLOCATION FUND               INCOME PORTFOLIO         FIDELITY'S GROWTH PORTFOLIO             INCOME PORTFOLIO
------------------------       ------------------------    ----------------------------       ---------------------------
  1997            1996            1997           1996           1997            1996             1997             1996
  ----            ----            ----           ----           ----            ----             ----             ----
$   5,560       $     --       $   3,008       $     --       $   6,210       $      --       $    14,787       $      --
---------       --------       ---------       --------       ---------       ---------       -----------       ---------


    1,239             14           1,423             17           3,490             123             4,048             143
      155              2             181              2             427              15               508              18
---------       --------       ---------       --------       ---------       ---------       -----------       ---------
    4,166            (16)          1,404            (19)          2,293            (138)           10,231            (161)
---------       --------       ---------       --------       ---------       ---------       -----------       ---------




   21,111            403         134,453            222          74,627           2,278            71,633           1,521
   19,574            382         133,952            218          71,855           2,102            69,809           1,456
---------       --------       ---------       --------       ---------       ---------       -----------       ---------

    1,537             21             501              4           2,772             176             1,824              65
---------       --------       ---------       --------       ---------       ---------       -----------       ---------


      532             --             338             --             155              --             3,309              --
    1,084            532          28,905            338          65,515             155            99,327           3,309
---------       --------       ---------       --------       ---------       ---------       -----------       ---------

      552            532          28,567            338          65,360             155            96,018           3,309
---------       --------       ---------       --------       ---------       ---------       -----------       ---------


    6,255            537          30,472            323          70,425             193           108,073           3,213
---------       --------       ---------       --------       ---------       ---------       -----------       ---------




  163,825          6,643          59,161          9,103         391,611          24,191           283,616          25,870
  174,058         16,563         408,795         13,550         379,350         101,793           809,707          84,495
  (30,046)          (966)        (17,011)          (645)        (85,506)         (5,447)          (78,809)         (4,170)
   (7,361)           (87)       (127,062)           (24)        (55,077)           (683)          (56,274)           (377)
---------       --------       ---------       --------       ---------       ---------       -----------       ---------


  300,476         22,153         323,883         21,984         630,378         119,854           958,240         105,818
---------       --------       ---------       --------       ---------       ---------       -----------       ---------

  306,731         22,690         354,355         22,307         700,803         120,047         1,066,313         109,031




   22,690             --          22,307             --         120,047              --           109,031              --
---------       --------       ---------       --------       ---------       ---------       -----------       ---------

$ 329,421       $ 22,690       $ 376,662       $ 22,307       $ 820,850       $ 120,047       $ 1,175,344       $ 109,031
=========       ========       =========       ========       =========       =========       ===========       =========

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996 (CONTINUED)


                                                       FIDELITY'S ASSET                                            ALLIANCE
                                                       MANAGER PORTFOLIO        DREYFUS STOCK INDEX FUND       GROWTH PORTFOLIO
                                                      ---------------------    -------------------------  -------------------------
                                                        1997        1996          1997          1996         1997            1996
                                                        ----        ----          ----         ----          ----            ----
INVESTMENT INCOME:
Dividends ..........................................  $   4,398    $    --     $    35,376    $    698    $        --      $  1,721
                                                      ---------    -------     -----------    --------    -----------      --------

EXPENSES:
Insurance charges ..................................        882          9           4,820          41          4,148            53
Administrative charges .............................        109          1             542           5            541             7
                                                      ---------    -------     -----------    --------    -----------      --------
      Net investment income (loss) .................      3,407        (10)         30,014         652         (4,689)        1,661
                                                      ---------    -------     -----------    --------    -----------      --------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold .................     13,082         50          37,365         480        100,575           469
    Cost of investments sold .......................     12,936         48          30,549         423         83,028           405
                                                      ---------    -------     -----------    --------    -----------      --------

      Net realized gain (loss) .....................        146          2           6,816          57         17,547            64
                                                      ---------    -------     -----------    --------    -----------      --------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period .....        (27)        --            (445)         --           (541)           --
    Unrealized gain (loss) end of period ...........     14,373        (27)         86,164        (445)       127,693          (541)
                                                      ---------    -------     -----------    --------    -----------      --------

      Net change in unrealized gain (loss) for
        the period .................................     14,400        (27)         86,609        (445)       128,234          (541)
                                                      ---------    -------     -----------    --------    -----------      --------

Net increase (decrease) in net assets
      resulting from operations ....................     17,953        (35)        123,439         264        141,092         1,184
                                                      ---------    -------     -----------    --------    -----------      --------



UNIT TRANSACTIONS:
Participant premium payments .......................     92,210        106         482,167      14,990        367,916        24,811
Participant transfers from other Travelers account..    172,963      9,556         448,073      39,157        615,480        58,558
Contract surrenders ................................    (22,869)      (102)        (76,416)     (1,458)      (110,871)       (1,638)
Participant transfers to other Travelers accounts..      (6,382)        --         (22,182)       (543)        (5,050)         (552)
                                                      ---------    -------     -----------    --------    -----------      --------

    Net increase in net assets resulting
      from unit transactions .......................    235,922      9,560         831,642      52,146        867,475        81,179
                                                      ---------    -------     -----------    --------    -----------      --------

      Net increase in net assets ...................    253,875      9,525         955,081      52,410      1,008,567        82,363



NET ASSETS:
    Beginning of period ............................      9,525         --          52,410          --         82,363            --
                                                      ---------    -------     -----------    --------    -----------      --------

    End of period ..................................  $ 263,400    $ 9,525     $ 1,007,491    $ 52,410    $ 1,090,930      $ 82,363
                                                      =========    =======     ===========    ========    ===========      ========

   SMITH BARNEY INCOME                SMITH BARNEY HIGH                                                       AIM CAPITAL
   AND GROWTH PORTFOLIO                INCOME PORTFOLIO               MFS TOTAL RETURN PORTFOLIO          APPRECIATION PORTFOLIO
-------------------------          --------------------------         --------------------------         -------------------------
  1997               1996            1997             1996              1997              1996             1997              1996
  ----               ----            ----             ----              ----              ----             ----              ----
$      --         $    371         $      --         $  2,042         $      --         $    385         $      --        $     62
---------         --------         ---------         --------         ---------         --------         ---------        --------


      964               10             1,108               36             1,054                9             2,387              74
      123                1               139                5               131                1               292               9
---------         --------         ---------         --------         ---------         --------         ---------        --------
   (1,087)             360            (1,247)           2,001            (1,185)             375            (2,679)            (21)
---------         --------         ---------         --------         ---------         --------         ---------        --------




   35,099              101            26,074              126            14,712               52            42,017           1,111
   29,782               92            24,019              128            13,588               48            35,849           1,061
---------         --------         ---------         --------         ---------         --------         ---------        --------

    5,317                9             2,055               (2)            1,124                4             6,168              50
---------         --------         ---------         --------         ---------         --------         ---------        --------


     (283)              --            (1,162)              --              (254)              --                 8              --
   18,135             (283)           14,581           (1,162)           19,330             (254)           14,449               8
---------         --------         ---------         --------         ---------         --------         ---------        --------

   18,418             (283)           15,743           (1,162)           19,584             (254)           14,441               8
---------         --------         ---------         --------         ---------         --------         ---------        --------


   22,648               86            16,551              837            19,523              125            17,930              37
---------         --------         ---------         --------         ---------         --------         ---------        --------




   89,861              824            75,443               --            75,606              505           226,505           2,516
  210,747           15,605            99,684           35,064           398,068           11,241           395,085          60,691
  (44,026)            (246)          (12,595)             (95)          (11,785)            (157)          (59,627)           (843)
   (1,067)              --              (550)              --           (10,432)             (19)           (4,654)            (53)
---------         --------         ---------         --------         ---------         --------         ---------        --------


  255,515           16,183           161,982           34,969           451,457           11,570           557,309          62,311
---------         --------         ---------         --------         ---------         --------         ---------        --------

  278,163           16,269           178,533           35,806           470,980           11,695           575,239          62,348




   16,269               --            35,806               --            11,695               --            62,348              --
---------         --------         ---------         --------         ---------         --------         ---------        --------

$ 294,432         $ 16,269         $ 214,339         $ 35,806         $ 482,675         $ 11,695         $ 637,587        $ 62,348
=========         ========         =========         ========         =========         ========         =========        ========

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996 (CONTINUED)


                                                                TOTAL RETURN PORTFOLIO                  COMBINED
                                                               -----------------------        ------------------------------
                                                                  1997           1996             1997              1996
                                                                  ----           ----             ----              ----
INVESTMENT INCOME:
Dividends ...............................................      $  19,156       $    354       $    163,054       $    23,667
                                                               ---------       --------       ------------       -----------

EXPENSES:
Insurance charges .......................................          1,528             15             44,302             1,938
Administrative charges ..................................            186              2              5,491               242
                                                               ---------       --------       ------------       -----------
      Net investment income (loss) ......................         17,442            337            113,261            21,487
                                                               ---------       --------       ------------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ......................         15,259            271          4,747,592           668,134
    Cost of investments sold ............................         13,281            252          4,687,765           667,029
                                                               ---------       --------       ------------       -----------

      Net realized gain (loss) ..........................          1,978             19             59,827             1,105
                                                               ---------       --------       ------------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period ..........            479             --              1,341                --
    Unrealized gain (loss) end of period ................          6,485            479            606,203             1,341
                                                               ---------       --------       ------------       -----------

      Net change in unrealized gain (loss) for the period          6,006            479            604,862             1,341
                                                               ---------       --------       ------------       -----------

Net increase (decrease) in net assets
      resulting from operations .........................         25,426            835            777,950            23,933
                                                               ---------       --------       ------------       -----------



UNIT TRANSACTIONS:
Participant premium payments ............................        143,153          7,121          9,467,190         1,566,170
Participant transfers from other Travelers accounts .....        307,511         15,417          6,145,464           983,742
Contract surrenders .....................................        (17,089)          (635)          (983,426)          (58,243)
Participant transfers to other Travelers accounts .......         (6,601)          (232)        (5,898,576)         (816,967)
                                                               ---------       --------       ------------       -----------

    Net increase in net assets resulting
      from unit transactions ............................        426,974         21,671          8,730,652         1,674,702
                                                               ---------       --------       ------------       -----------

      Net increase in net assets ........................        452,400         22,506          9,508,602         1,698,635



NET ASSETS:
    Beginning of period .................................         22,506             --          1,698,635                --
                                                               ---------       --------       ------------       -----------

    End of period .......................................      $ 474,906       $ 22,506       $ 11,207,237       $ 1,698,635
                                                               =========       ========       ============       ===========

7.  SCHEDULE OF UNITS FOR FUND UL II
FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                          U.S.
                                                                  CAPITAL                             GOVERNMENT
                                              MANAGED          APPRECIATION           CASH            SECURITIES         UTILITIES
                                            ASSETS TRUST           FUND           INCOME TRUST         PORTFOLIO         PORTFOLIO
                                            ------------           ----           ------------         ---------         ---------
Units beginning of year ............            2,471             77,659              510,210             1,080               186
Units purchased and transferred from
   other Travelers accounts ........           36,681            410,307            4,201,770            37,586            34,029
Units redeemed and transferred to
   other Travelers accounts ........           (5,452)           (43,100)          (3,802,627)           (1,472)           (1,604)
                                              -------           --------           ----------           -------           -------
Units end of year ..................           33,700            444,866              909,353            37,194            32,611
                                              =======           ========           ==========           =======           =======



                                           ZERO COUPON        ZERO COUPON     ZERO COUPON
                                            BOND FUND          BOND FUND       BOND FUND
                                            PORTFOLIO          PORTFOLIO       PORTFOLIO         TEMPLETON         TEMPLETON
                                           SERIES 1998        SERIES 2000     SERIES 2005        BOND FUND         STOCK FUND
                                           -----------        -----------     -----------        ---------         ----------
Units beginning of year ............              40               --                42               110            139,885
Units purchased and transferred from
   other Travelers accounts ........           2,452            8,703            15,066            98,390            623,191
Units redeemed and transferred to
   other Travelers accounts ........            (145)            (387)           (1,608)           (2,370)           (73,395)
                                              ------           ------           -------           -------           --------
Units end of year ..................           2,347            8,316            13,500            96,130            689,681
                                              ======           ======           =======           =======           ========



                                            TEMPLETON
                                              ASSET           FIDELITY'S          FIDELITY'S          FIDELITY'S       FIDELITY'S
                                           ALLOCATION         HIGH INCOME          GROWTH           EQUITY-INCOME     ASSET MANAGER
                                              FUND             PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                              ----             ---------          ---------           ---------         ---------
Units beginning of year ............          16,725             17,292             80,468             70,383              7,858
Units purchased and transferred from
   other Travelers accounts ........         219,569            341,485            453,937            604,747            194,847
Units redeemed and transferred to
   other Travelers accounts ........         (24,209)          (108,399)           (84,787)           (77,515)           (20,965)
                                            --------           --------           --------           --------           --------
Units end of year ..................         212,085            250,378            449,618            597,615            181,740
                                            ========           ========           ========           ========           ========

7.  SCHEDULE OF UNITS FOR FUND UL II
FOR THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)


                                                                                SMITH BARNEY
                                                                ALLIANCE         INCOME AND        SMITH BARNEY           MFS
                                           DREYFUS STOCK         GROWTH            GROWTH           HIGH INCOME       TOTAL RETURN
                                            INDEX FUND         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ----------         ---------          ---------          ---------          ---------
Units beginning of year ............          31,576             61,648             12,845             32,158              9,490
Units purchased and transferred from
   other Travelers accounts ........         477,006            649,958            202,047            149,150            332,791
Units redeemed and transferred to
   other Travelers accounts ........         (47,902)           (73,060)           (29,655)           (10,720)           (16,156)
                                            --------           --------           --------           --------           --------
Units end of year ..................         460,680            638,546            185,237            170,588            326,125
                                            ========           ========           ========           ========           ========

                                                 AIM CAPITAL
                                                 APPRECIATION          TOTAL RETURN
                                                  PORTFOLIO              PORTFOLIO               COMBINED
                                                  ---------              ---------               --------
Units beginning of year ............                58,901                 17,497                1,148,524
Units purchased and transferred from
   other Travelers accounts ........               536,587                317,987                9,948,286
Units redeemed and transferred to
   other Travelers accounts ........               (53,590)               (16,640)              (4,495,758)
                                                  --------               --------               ----------
Units end of year ..................               541,898                318,844                6,601,052
                                                  ========               ========               ==========

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
  The Travelers Fund UL II for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1997, and the related statement of operations for the year then ended and statement of changes in net assets for the year ended December 31, 1997 and the period August 8, 1996 (date operations commenced) to December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for the year ended December 31, 1997 and the period August 8, 1996 (date operations commenced) to December 31, 1996, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997           1996           1995
                                                                                       ----           ----           ----

REVENUES
Premiums                                                                            $ 35,190       $ 17,462       $ 10,691
Net investment income                                                                168,653        151,326        123,197
Realized investment gains (losses)                                                    44,871         (9,613)        18,713
Other                                                                                  8,163          2,276          1,286
                                                                                    --------       --------       --------
     Total Revenues                                                                  256,877        161,451        153,887
                                                                                    --------       --------       --------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                 95,639         77,285         73,818
Interest credited to contractholders                                                  35,165         35,607         30,472
Operating expenses, including amortization of deferred acquisition
  costs and value of insurance in force                                               16,498          8,977          6,161
                                                                                    --------       --------       --------
     Total Benefits and Expenses                                                     147,302        121,869        110,451
                                                                                    --------       --------       --------

Income before federal income taxes                                                   109,575         39,582         43,436
                                                                                    --------       --------       --------

Federal income taxes:
     Current                                                                          33,859         29,456          2,555
     Deferred expense (benefit)                                                        4,344        (15,665)        11,964
                                                                                    --------       --------       --------
     Total Federal Income Taxes                                                       38,203         13,791         14,519
                                                                                    --------       --------       --------

Net income                                                                            71,372         25,791         28,917
Retained earnings beginning of year                                                  167,698        157,907        128,990
Dividends to parent                                                                   14,000         16,000              -
                                                                                    --------       --------       --------
     Retained Earnings End of Year                                                  $225,070       $167,698       $157,907
                                                                                    ========       ========       ========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)


DECEMBER 31,                                                                                     1997             1996
------------                                                                                     ----             ----

ASSETS
Fixed maturities, available for sale at fair value (cost, $1,571,121; $1,440,806)            $1,678,120       $1,484,670
Equity securities, at fair value (cost, $15,092; $12,396)                                        16,289           15,902
Mortgage loans                                                                                  160,247          128,440
Real estate held for sale                                                                             -           10,111
Policy loans                                                                                      2,894            1,750
Short-term securities                                                                           169,229           81,162
Other invested assets                                                                           118,348           88,641
                                                                                             ----------       ----------
     Total Investments                                                                       $2,145,127       $1,810,676
                                                                                             ----------       ----------

Separate accounts                                                                               812,059          290,940
Deferred acquisition costs and value of insurance in force                                       90,966           40,027
Deferred federal income taxes                                                                    33,661           57,617
Other assets                                                                                     73,414           55,023
                                                                                             ----------       ----------
     Total Assets                                                                            $3,155,227       $2,254,283
                                                                                             ----------       ----------

LIABILITIES
Future policy benefits                                                                         $971,602         $967,621
Contractholder funds                                                                            818,971          582,183
Separate accounts                                                                               812,059          290,716
Other liabilities                                                                                86,934           41,895
                                                                                             ----------       ----------
     Total Liabilities                                                                       $2,689,566       $1,882,415
                                                                                             ----------       ----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding            3,000            3,000
Additional paid-in capital                                                                      167,314          167,314
Retained earnings                                                                               225,070          167,698
Unrealized investment gains, net of taxes                                                        70,277           33,856
                                                                                             ----------       ----------
     Total Shareholder's Equity                                                                 465,661          371,868
                                                                                             ----------       ----------

     Total Liabilities and Shareholder's Equity                                              $3,155,227       $2,254,283
                                                                                             ==========       ==========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                         1997           1996          1995
-------------------------------                                                         ----           ----          ----

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                               $  34,553     $   6,472     $   1,950
     Net investment income received                                                     170,460        71,083        66,219
     Benefits and claims paid                                                           (90,820)      (70,331)      (71,710)
     Interest credited to contractholders                                               (35,165)         (813)            -
     Operating expenses paid                                                            (40,868)       (5,482)       (3,013)
     Income taxes paid                                                                  (22,440)      (23,931)      (35,305)
     Other                                                                               (7,702)       (6,857)       (6,772)
                                                                                     ----------     ---------     ---------
         Net Cash Provided by (Used in) Operating Activities                              8,018       (29,859)      (48,631)
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                81,899        20,301        11,752
         Mortgage loans                                                                   8,972        37,789        24,137
     Proceeds from sales of investments
         Fixed maturities                                                               856,846       978,970       459,971
         Equity securities                                                               12,404        12,818        11,823
         Mortgage loans                                                                   5,483        22,437         7,013
         Real estate held for sale                                                        4,493             -             -
     Purchases of investments
         Fixed maturities                                                            (1,020,803)     (994,443)     (515,098)
         Equity securities                                                               (6,382)       (5,412)         (156)
         Mortgage loans                                                                 (41,967)      (21,450)       (4,890)
         Policy loans                                                                    (1,144)       (1,750)            -
     Short-term securities, purchases, net                                              (88,067)      (19,688)       (5,051)
     Other investments, (purchases) sales, net                                          (51,502)       (6,160)        9,274
     Securities transactions in course of settlement                                     10,526       (51,703)       45,727
                                                                                     ----------     ---------     ---------
     Net Cash Provided by (Used in) Investing Activities                               (229,242)      (28,291)       44,502
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                       325,932        96,490         5,707
     Contractholder fund withdrawals                                                    (89,145)      (22,340)       (1,874)
     Dividends to parent company                                                        (14,000)      (16,000)            -
                                                                                     ----------     ---------     ---------
         Net Cash Provided by Financing Activities                                   $  222,787     $  58,150     $   3,833
                                                                                     ----------     ---------     ---------
Net increase (decrease) in cash                                                      $    1,563     $       -     $    (296)
                                                                                     ----------     ---------     ---------
Cash at December 31,                                                                 $    1,563     $       -     $       -
                                                                                     ==========     =========     =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying financial statements reflect a change in presentation of the assets, liabilities and operations of the structured settlement separate account business of the Company. The assets and liabilities were previously reported in separate account line items and are now incorporated in various financial statement classifications. As a result of this change, invested assets in the amount of $814.5 million and $863.6 million at December 31, 1997 and 1996, respectively, associated with structured settlement contract obligations, are reported as investments. The related structured settlement contract obligations, which were $842.3 million and $809.1 million at December 31, 1997 and 1996, respectively, are included in future policy benefits and contractholder funds. Additionally, structured settlement transactions included in the income statement for the years ended December 31, 1997, 1996 and 1995 are premiums of $23.2 million, $8.1 million and $8.0 million, respectively, net investment income of $65.9 million, $62.3 million and $60.0 million, respectively, and benefits and expenses of $66.5 million, $56.4 million and $51.8 million, respectively. The 1996 and 1995 amounts were previously reported as a net $13.9 million and $16.2 million, respectively, included in other revenue.

     This change in presentation has no effect on net income, total assets, total liabilities, or shareholder's equity as reflected in the statements of income and retained earnings, and balance sheets for the periods presented.

     The Company has determined that a change in presentation was warranted because of the nature of this particular separate account and the change in product focus of the Company. The assets of the structured settlement separate account are owned by, and investment risk is borne by, the Company, which also guarantees the obligations of this separate account. Consequently, the Company, not the contractholder, bears the risks of this separate account.

     The Company is now offering a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not. See also Note 6.

     Certain reclassifications have been made to the prior year's financial statements to conform to the current year's presentation.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting Changes

     EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

     In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 will not have a material impact on the results of operations, financial condition or liquidity of the Company.

     ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

     Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting for Stock-Based Compensation

     In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and, had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1997, 1996 and 1995. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

     Accounting Policies

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     Included in investments are invested assets associated with Structured Settlement Guaranteed Separate Accounts where the investment risk is borne by the Company. See Note 6.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     The Company also has a separate account for structured settlement annuity obligations where the investment risk is borne by the Company. The assets and liabilities of this separate account are included in investments, future policy benefits and contractholder funds for financial reporting purposes. See Note 6.

     DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.2%.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Future Application of Accounting Standards

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

     In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company's reportable operating segment will not change as a result of the adoption of FAS 131.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Life insurance in force ceded to TIC at December 31, 1997 and 1996 was $76.4 million and $90.7 million, respectively. Life insurance in force ceded to non-affiliates at December 31, 1997 and 1996, was $4.5 billion and $2.2 billion, respectively.


3.   SHAREHOLDER'S EQUITY

     Unrealized Investment Gains (Losses)

     See Note 11 for an analysis of the change in unrealized gains and losses on investments.

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income was $80.3 million, $17.9 million and $23.0 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Statutory capital and surplus was $328.2 million and $254.1 million at December 31, 1997 and 1996, respectively.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $63.6 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.


4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

     These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $156.3 million and $20.3 million, respectively. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1997, investments in fixed maturities had a carrying value and a fair value of $1.7 billion, compared with a carrying value and a fair value of $1.5 billion at December 31, 1996. See Notes 1 and 11.

     At December 31, 1997 and 1996, mortgage loans had a carrying value of $160.2 million and $128.4 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

     The carrying values of $33.8 million and $22.7 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $72.7 million and $38.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997, contractholder funds with defined maturities had a carrying value of $694.9 million and a fair value of $695.9 million, compared with a carrying value of $546.5 million and a fair value of $545.2 million at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $98.5 million and a fair value of $93.9 million at December 31, 1997, compared with a carrying value of $26.9 million and a fair value of $25.6 million at December 31, 1996. These contracts generally are valued at surrender value.

     The carrying values of short-term securities and policy loans approximated their fair values.


5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk

     The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

     The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1997 and 1996.

     Litigation

     The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


6.   STRUCTURED SETTLEMENT CONTRACTS

     The Company has structured settlement contracts that provide guarantees for the contractholders independent of the investment performance of the assets held in the related separate account. The assets held in the separate account are owned by the Company and contractholders do not share in their investment performance.

     The Company maintains assets sufficient to fund the guaranteed benefits attributable to the liabilities. Assets held in the separate account cannot be used to satisfy any other obligations of the Company.

     The Company reports the related assets and liabilities in investments, future policy benefit reserves and contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of The Travelers Insurance Group Inc. (TIGI) and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $145.5 million and $68.2 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $400 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company sells structured settlement annuities to an affiliate, The Travelers Indemnity Company. Premiums and deposits were $70.6 million, $36.9 million and $36.6 million for 1997, 1996 and 1995, respectively.

     The Company began marketing variable annuity products through its affiliate, Salomon Smith Barney, in 1995. Premiums and deposits related to these products were $615.6 million, $300.0 million and $20.5 million in 1997, 1996 and 1995, respectively.

     The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Travelers Group stock options.

     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1997, 1996 and 1995.

     At December 31, 1997 and 1996, the Company had investments in Tribeca Investments LLC in the amounts of $16.5 million and $7.8 million, included in other invested assets.


9.    FEDERAL INCOME TAXES
     ($ in thousands)

         EFFECTIVE TAX RATE

          FOR THE YEAR ENDED DECEMBER 31,                               1997             1996              1995
          -------------------------------                               ----             ----              ----

          Income Before Federal Income Taxes                          $109,575           $39,582          $43,436
          Statutory Tax Rate                                                35%               35%              35%
                                                                      --------           -------          -------
          Expected Federal Income Taxes                                 38,351            13,854           15,203
          Tax Effect of:
               Non-taxable investment income                               (24)              (15)             (13)
               Other, net                                                 (124)              (48)            (671)
                                                                      --------           -------          -------
          Federal Income Taxes                                          38,203           $13,791          $14,519
                                                                      ========           =======          =======
          Effective Tax Rate                                                35%               35%              33%
                                                                      --------           -------          -------

          COMPOSITION OF FEDERAL INCOME TAXES
          Current:
               United States                                            33,805           $29,435           $2,555
               Foreign                                                      54                21                -
                                                                      --------           -------          -------
               Total                                                    33,859            29,456            2,555
                                                                      --------           -------          -------

          Deferred:
               United States                                             4,344           (15,665)          11,964
                                                                      --------           -------          -------
          Total Net Earned Premiums                                    $38,203           $13,791          $14,519
                                                                      ========           =======          =======

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax assets at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

          ($ in thousands)                                                               1997              1996
                                                                                         ----              ----

          Deferred Tax Assets:
               Benefit, reinsurance and other reserves                                  $100,969          $79,484
               Other                                                                       2,571            3,043
                                                                                        --------          -------
                   Total                                                                 103,540           82,527
                                                                                        --------          -------

          Deferred Tax Liabilities:
               Investments, net                                                           42,933           12,113
               Deferred acquisition costs and value of insurance in force                 23,650           10,066
               Other                                                                       1,226              662
                                                                                         -------          -------
                   Total                                                                  67,809           22,841
                                                                                         -------          -------

          Net Deferred Tax Asset Before Valuation Allowance                               35,731           59,686
          Valuation Allowance for Deferred Tax Assets                                     (2,070)          (2,070)
                                                                                         -------          -------

          Net Deferred Tax Asset After Valuation Allowance                               $33,661          $57,616
                                                                                         -------          -------

     Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, has filed, and will file, a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

     In management's judgment, the $33.7 million "net deferred tax asset after valuation allowance" as of December 31, 1997, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1997, the Company has no ordinary or capital loss carryforwards.

     The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   NET INVESTMENT INCOME

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997           1996            1995
                                                                             ----           ----            ----

          GROSS INVESTMENT INCOME
               Fixed maturities                                            $120,900       $113,296        $105,821
               Equity securities                                                704            554             835
               Mortgage loans                                                14,905         18,278          14,974
               Real estate held for sale                                      1,457          3,480           2,476
               Other                                                         32,459         19,854           2,537
                                                                           --------       --------        --------
                                                                            170,425        155,462         126,643
                                                                           --------       --------        --------

          Investment expenses                                                 1,772          4,136           3,446
                                                                           --------       --------        --------
          Net investment income                                            $168,653       $151,326        $123,197
                                                                           --------       --------        --------


11.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997            1996            1995
                                                                             ----            ----            ----

          REALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $29,236        $(11,491)       $(4,240)
               Equity securities                                              8,385           4,613          6,138
               Mortgage loans                                                    (8)          1,979            725
               Real estate held for sale                                      2,164             (73)           (35)
               Other                                                          5,094          (4,641)        16,125
                                                                            -------        --------        -------
                   Total Realized Investment Gains (Losses)                 $44,871         $(9,613)       $18,713
                                                                            -------        --------        -------

     Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                    1997            1996            1995
                                                                              ----            ----            ----

          UNREALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $34,451        $(23,953)       $111,551
               Equity securities                                             (2,394)           (746)          1,834
               Other                                                         23,975          22,431           4,390
                                                                            -------        --------        --------
                   Total Unrealized Investment Gains (Losses)                56,032          (2,268)        117,775

               Related taxes                                                 19,611            (794)         41,221
                                                                            -------        --------        --------
               Change in unrealized investment gains (losses)                36,421          (1,474)         76,554
               Balance beginning of year                                     33,856          35,330         (41,224)
                                                                            -------        --------         -------
                   Balance End of Year                                      $70,277         $33,856         $35,330
                                                                            -------        --------         -------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Fixed Maturities

     Proceeds from sales of fixed maturities classified as available for sale were $856.8 million and $2.1 billion in 1997 and 1996, respectively. Gross gains of $38.1 million and $8.4 million and gross losses of $8.9 million and $19.9 million in 1997 and 1996, respectively, were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $485.3 million and $360.1 million at December 31, 1997 and 1996, respectively.

     The amortized cost and fair values of investments in fixed maturities were as follows:

          DECEMBER 31, 1997                                                    GROSS           GROSS
          ($ in thousands)                                   AMORTIZED       UNREALIZED      UNREALIZED           FAIR
                                                                COST            GAINS          LOSSES            VALUE
                                                                ----            -----          ------            -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                       $  144,921       $   8,254       $  (223)       $  152,952
               U.S. Treasury securities and
               obligations of U.S. Government and
               government agencies and authorities              248,081          34,111          (123)          282,069
               Obligations of states and political
               subdivisions                                      14,560             392            (2)           14,950
               Debt securities issued by foreign
               governments                                       85,367           6,194          (228)           91,333
               All other corporate bonds                      1,077,211          59,972        (1,387)        1,135,796
               Redeemable preferred stock                           981              48            (9)            1,020
                                                             ----------        --------       -------        ----------
                   Total Available For Sale                  $1,571,121        $108,971       $(1,972)       $1,678,120
                                                             ==========        ========       =======        ==========

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)


          DECEMBER 31, 1996                                                       GROSS          GROSS
          ($ in thousands)                                       AMORTIZED    UNREALIZED      UNREALIZED           FAIR
                                                                    COST         GAINS          LOSSES             VALUE
                                                                    ----         -----          ------             -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                            $154,788       $  3,312        $(901)           $157,199
               U.S. Treasury securities and obligations of
               U.S. Government and government agencies and
               authorities                                         255,858         16,855          (61)            272,652
               Obligations of states and political
               subdivisions                                         16,124            263         (189)             16,198
               Debt securities issued by foreign
               governments                                         109,120          3,215       (1,447)            110,888
               All other corporate bonds                           904,831         28,204       (5,387)            927,648
               Redeemable preferred stock                               85              -            -                  85
                                                                ----------        -------      -------          ----------
                   Total Available For Sale                     $1,440,806        $51,849      $(7,985)         $1,484,670
                                                                ==========        =======      =======          ==========

     The amortized cost and fair value of fixed maturities available for sale at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

          ($ in thousands)                                        AMORTIZED             FAIR
                                                                     COST               VALUE

          MATURITY:
               Due in one year or less                            $   17,978         $   18,312
               Due after 1 year through 5 years                      211,272            216,191
               Due after 5 years through 10 years                    381,690            401,338
               Due after 10 years                                    815,260            889,327
                                                                  ----------         ----------
                                                                   1,426,200          1,525,168
                                                                  ----------         ----------
               Mortgage-backed securities                            144,921            152,952
                                                                  ----------         ----------
                   Total Maturity                                 $1,571,121         $1,678,120
                                                                  ==========         ==========

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997 and 1996, the Company held CMOs with a market value of $122.8 million and $126.3 million, respectively. The Company's CMO holdings were 97.5% and 97.6% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996, respectively.

     Equity Securities

     The cost and market values of investments in equity securities were as follows:

          EQUITY SECURITIES:                                                       GROSS           GROSS
          ($ in thousands)                                                      UNREALIZED       UNREALIZED
                                                                   COST            GAINS           LOSSES        FAIR VALUE
                                                                   ----            -----           ------        ----------

          DECEMBER 31, 1997
               Common stocks                                     $ 3,318           $  583          $ (70)         $ 3,831
               Non-redeemable preferred stocks                    11,774              931           (247)          12,458
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $15,092           $1,514          $(317)         $16,289
                                                                 -------           ------          -----          -------

          DECEMBER 31, 1996

               Common stocks                                     $ 2,722           $3,441          $(163)         $ 6,000
               Non-redeemable preferred stocks                     9,674              323            (95)           9,902
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $12,396           $3,764          $(258)         $15,902
                                                                 -------           ------          ------         -------

     Proceeds from sales of equity securities were $12.4 million and $20.3 million in 1997 and 1996, respectively. Gross gains of $8.6 million and $4.7 million and gross losses of $172 thousand and $155 thousand in 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

     At December 31, 1997 and 1996, the Company's mortgage loan portfolios and real estate held for sale consisted of the following:

          ($ in thousands)                                           1997              1996
                                                                     ----              ----

          Current Mortgage Loans                                  $ 160,247          $128,292
          Underperforming Mortgage Loans                                  -               148
                                                                  ---------          --------
               Total                                                160,247           128,440
                                                                  ---------          --------
          Real Estate Held For Sale                                       -            10,111
                                                                  ---------          --------
               Total                                              $ 160,247          $138,551
                                                                  ---------          --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

          ($ in thousands)

          Past Maturity                                            $      -
          1998                                                        5,108
          1999                                                        8,773
          2000                                                        8,920
          2001                                                       11,352
          2002                                                       17,986
          Thereafter                                                108,108
                                                                   --------
               Total                                               $160,247
                                                                   ========

     Joint Venture

     In October 1997, TIC and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. TIC and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's investment in the joint venture totaled $54.8 million at December 31, 1997.

     Concentrations

     At December 31, 1997 and 1996, the Company had investments of $50.8 million and $75.1 million in the State of Israel, respectively. Additionally, in 1996 the Company had $40.6 million in Merrill Lynch Trust Series 45.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 8.

     Included in fixed maturities are below investment grade assets totaling $76.7 million and $81.7 million at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade bonds.

     The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Transportation                                $138,903      $  86,819
          Banking                                        130,966         71,506
          Electric utilities                             106,724         76,426
                                                         -------         ------

     Below investment grade assets included in the preceding table were not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Agricultural                                   $62,463        $49,801
          Office                                          47,453         35,333
          Retail                                          23,214         21,924
                                                          ------         ------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million at December 31, 1996. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income was insignificant.


12.  LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

     At December 31, 1997, the Company had $1.8 million of life and annuity deposit funds and reserves. Of that total, $1.5 million were not subject to discretionary withdrawal based on contract terms. The remaining $.3 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.2 million of liabilities that are surrenderable with market value adjustments. An additional $.1 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.8%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


13. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by (used in) operating activities:

          FOR THE YEAR ENDED DECEMBER 31,                                      1997            1996             1995
                                                                               ----            ----             ----
          ($ in thousands)

          Net Income From Continuing Operations                                 $71,372       $ 25,791         $ 28,917
               Adjustments to reconcile net income to cash provided by
               operating activities:
                   Realized (gains) losses                                      (44,871)         9,613          (18,713)
                   Deferred federal income taxes                                  4,344        (15,665)          11,964
                   Amortization of deferred policy acquisition costs and
                   value of insurance in force                                    6,036          3,286            1,563
                   Additions to deferred policy acquisition costs               (56,975)       (20,753)          (3,109)
                   Investment income accrued                                        908          1,308             (819)
                   Premium balances receivable                                   (3,450)        (3,561)          (2,277)
                   Insurance reserves and accrued expenses                        3,981        (16,459)         (20,081)
                   Other                                                         26,673        (13,419)         (46,076)
                                                                                 ------       --------         --------
                   Net cash provided by (used in) operations                     $8,018       $(29,859)        $(48,631)
                                                                                 ------       --------         --------


14.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 1997, 1996 and 1995.

                                   MARKETLIFE


             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS


                                   ISSUED BY


                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                             HARTFORD, CONNECTICUT


L-12539                                                                May, 1998

                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING
                              --------------------

Section 33-770 of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES
               --------------------------------------------------

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------

This Registration Statement comprises the following papers and documents:

-   The facing sheet.

-   The Prospectus.

-   The undertaking to file reports.

-   The signatures.

ATTACHMENTS:
-----------

   A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

   B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

   C.      Consent of Coopers & Lybrand L.L.P., Independent Accountants.

   D.      Consent of KPMG Peat Marwick LLP, Independent Certified Public
           Accountants.

EXHIBITS:
--------

   1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

   2.      Not applicable.

   3(a). Distribution Agreement among the Registrant, The Travelers Life and Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Registration Statement on Form S-6 filed November 2, 1995.)

   3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1996.)

   3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

   4.      None

   5.      Variable Life Insurance Policy. (Incorporated herein by reference to
           Exhibit 5 to Registration Statement on Form S-6 filed November 2, 1995.)

   6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

   6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

   7.      None

   8.      None

   9.      None

   10.     Application for Variable Life Insurance Policy.

   11. Opinion of Counsel regarding the legality of securities being registered.

   12. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

   12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 12(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

   13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 13 to the Registration Statement on Form S-6 filed April 25, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL II for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 24th day of April, 1998.


              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  (Depositor)

                                    By: *IAN R. STUART
                                        -----------------------------------------------
                                         Ian R. Stuart
                                         Senior Vice President, Chief Financial Officer
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity Company


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 24, 1998.


*MICHAEL A. CARPENTER                              Director, Chairman of the Board, President
----------------------------------------           and Chief Executive Officer
 (Michael A. Carpenter)

*JAY S. BENET                                      Director
----------------------------------------
 (Jay S. Benet)

*GEORGE C. KOKULIS                                 Director
----------------------------------------
 (George C. Kokulis)

*ROBERT I. LIPP                                    Director
----------------------------------------
 (Robert I. Lipp)

*IAN R. STUART                                     Director, Senior Vice President, Chief Financial
----------------------------------------           Officer, Chief Accounting Officer and Controller
 (Ian R. Stuart)

*KATHERINE M. SULLIVAN                             Director, Senior Vice President
----------------------------------------           and General Counsel
 (Katherine M. Sullivan)

*MARC P. WEILL                                     Director
----------------------------------------
 (Marc P. Weill)

 *By:  Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Attachment
  or
Exhibit
  No.        Description                                                           Method of Filing
-------      -----------                                                           -----------------
ATTACHMENTS:

A.       Consent of Katherine M. Sullivan, General Counsel, to the                   Electronically
         filing of her opinion as an exhibit to this Registration                    See Exhibit 11
         Statement and to the reference to her opinion under
         the caption "Legal Proceedings and Opinion" in the
         Prospectus. (See Exhibit 11 below.)

B.       Consent and Actuarial Opinion pertaining to the illustrations               Electronically
         contained in the Prospectus.

C.       Consent of Coopers & Lybrand L.L.P., Independent Accountants.               Electronically

D.       Consent of KPMG Peat Marwick LLP, Independent                               Electronically
         Certified Public Accountants.


Exhibits:

1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

3(a).    Distribution Agreement between the Registrant, The Travelers
         Life and Annuity Company and Tower Square Securities, Inc.
         (Incorporated herein by reference to Exhibit 3(a) to Registration
         Statement on Form S-6 filed November 2, 1995.)

3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No.
         1 to the Registration Statement on Form S-6 filed April 25, 1996.)

3(c).    Agents Agreement, including schedule of sales commissions.
         (Incorporated herein by reference to Exhibit 3(c) to Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to Registration Statement on Form S-6 filed
         November 2, 1995.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4,
         File No. 33-58131, filed on March 17, 1995.)

10.      Application for Variable Life Insurance Policy.                             Electronically

11.      Opinion of Counsel regarding the legality of securities being               Electronically
         registered.

12. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O.
         Prince, III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

12(b)    Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
         McGah as signatory for Michael A. Carpenter, Jay S. Benet,
         George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.
         (Incorporated herein by reference to Exhibit 12(b) to Post-Effective
         Amendment No. 1 to the Registration Statement n Form S-6 filed April 25, 1997.)

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii) (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1996.)